UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): February 25, 2005

                      Endavo Media And Communications, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                              001-16381 87-0642448
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           (Commission File Number) (IRS Employer Identification No.)


                           50 West Broadway, Suite 400
                           Salt Lake City, Utah 84101
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          (Address of principal executive offices, including zip code)

                                 (801) 297-8500
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 3.02. Unregistered Sales of Equity Securities

On February 22, 2005, we entered into (and simultaneous completed the transaction contemplated by) a Securities Purchase Agreement with the entities listed below pursuant to which we issued $1,425,000 principal amount of 8% Senior Secured Convertible Notes and related securities.

                           Aggregate Principal                            Additional             Additional
Name                         Amount of Notes            Warrants         Investment Right "A"   Investment Right "B"
Iroquois Capital L.P.     $425,000               476,457                 $425,000               $425.000
Abraham Nussbaum          $100,000               112,107                 $100,000               $100,000
Basso Multi-Strategy      $100,000               112,107                 $100,000               $100,000
Holding Fund, Ltd.
Double U Master Fund LP   $100,000               112,107                 $100,000               $100,000
Enable Growth Partners    $150,000               168,161                 $150,000               $150,000
LP
Nite Capital LP           $300,000               336,332                 $300,000               $300,000
Puritan LLC               $100,000               112,107                 $100,000               $100,000
TCMP3 Partners            $150,000               168,161                 $150,000               $150,000
TOTAL                     $1,425,000             1,597,529               $1,425,000             $1,425,000

The following summarizes the principal terms of the transaction:

8% Senior Secured Convertible Notes

Pursuant to the Securities Purchase Agreement, we sold to the investors listed above a total of $1.425 million principal amount of 8% senior secured convertible notes, together with warrants to purchase an aggregate of 1,597,529 shares of our common stock, and two series of additional investment rights entitling the holders to purchase from us up to an additional $2.85 million of 8% senior secured convertible notes and warrants to purchase an aggregate of 3,195,058 shares of our common stock. This transaction was structured as a private transaction exempt from registration under the Securities Act of 1933 in reliance on an exemption under Section 4(2) and Regulation D thereof which will result in gross proceeds to us of $1.425 million, or $4.275 million if both the additional investment rights are exercised in full.

These notes will be senior to or pari passu with all our current and future indebtedness and we will pledge all of our assets as collateral for the notes. Additional terms of the 8% senior secured convertible notes include:

1. unless converted or redeemed as described below, the 8% senior secured convertible notes are due on February 22, 2007.

2. 8% annual interest, payable semi-annually in arrears beginning June 30, 2005. The interest is payable either in cash or at our option (subject to the satisfaction of certain conditions) in shares of our common stock valued at 85% of the volume weighted average price of our common stock for the 20 trading days prior to the payment date.

3. subject to certain exceptions, while the notes are outstanding, if we issue equity or equity linked securities at a price lower than the conversion price, then the conversion price of these notes will be reduced to the same price. If we issue any variable priced equity securities or variable price equity linked securities, then the conversion price of these notes will be reduced to the lowest issue price applied to those securities.

4. the notes are convertible at any time at the option of the holder into shares of our common stock at a conversion price of $.892 per share (which was 70% of the average closing market price of the common stock on the OTC Bulletin Board for the 20 trading days prior to the closing of the transaction).

5. If we do not achieve revenues of at least $4,000,000 for calendar year 2005, the conversion price of the notes will be adjusted to 85% of the volume weighted average closing market price of the common stock on the OTC Bulletin Board for the 20 trading days prior to the release of the Calendar 2005 financial statements, but in no event higher that the initial conversion price of $.892. The conversion price is also subject to adjustment upon the occurrence of certain specified events, including stock dividends and stock splits, pro rata distributions of equity securities, evidences of indebtedness, rights or warrants to purchase common stock or cash or any other asset, mergers or consolidations, or certain issuances of common stock at a price below the initial conversion price of $.892 per share, subject to adjustment as set forth above.

6. the number of shares of our common stock acquired by any holder upon conversion of the notes is limited to the extent necessary to ensure that following the conversion the total number of shares of our common stock beneficially owned by the holder does not exceed 9.999% of our issued and outstanding common stock,

7. we can prepay all or any portion of the principal amount of the notes, plus any accrued but unpaid interest at 115% of face amount, but only if certain Equity Conditions are satisfied for underlying conversion shares, including an effective registration. If we should elect to prepay the notes, the holders will have ten (10) trading days to convert the notes into shares of our common stock. If we elect to prepay the notes, we must do so pro-rata amongst the holders.

Warrants to Purchase Common Stock

We also issued warrants to purchase up to 1,597,529 shares of its common stock. The warrants are exercisable for five years from the date of issuance at an exercise price of $1.27 per share, which was 100% of the average closing market price of the common stock on the OTC Bulletin Board for the 20 trading days prior to the closing of the transaction.

The conversion price is also subject to adjustment upon the occurrence of certain specified events, including stock dividends and stock splits, pro rata distributions of equity securities, evidences of indebtedness, rights or warrants to purchase common stock or cash or any other asset, mergers or consolidations, or certain issuances of common stock at a price below the initial conversion price of $1.27 per share, subject to adjustment as set forth above

The warrants include a "cashless exercise" feature, which permits the holder to exercise the warrants by surrender of a portion of the warrants. The cashless exercise feature is available to the holder, if at the time of exercise, there is not in effect a registration statement covering the shares underlying the warrants are registered. The number of shares of our common stock, which can be issued upon the exercise of the warrants, is limited to the extent necessary to ensure that following the exercise the total number of shares of our common stock beneficially owned by the holder does not exceed 9.999% of our issued and outstanding common stock.

Additional Investment Rights

We also issued two "additional investment rights" The additional investment right "A" and an additional investment right "B", which each entitle the holders to purchase up to an additional $1.425 million principal amount of 8% senior secured convertible notes and warrants to purchase up to an additional 1,597,529 shares of our common stock beginning on the date of the registration of the underlying shares of common stock and ending six months thereafter. The terms and conditions of the securities contained in this additional investment right will be identical to the initial notes and warrants. The terms of the additional investment right "A" and an additional investment right "B" are otherwise identical, except that we have the right to redeem (for no consideration) the "A" right if the weighted average closing price of our common stock exceeds $1.78 (200% of the original conversion price) for 20 consecutive trading days, our common stock trades at least 75,000 shares a day during the period, and a registration statement covering the shares issuable upon conversion is in effect.

Registration of Common Stock

We have agreed to file a registration statement with the Securities and Exchange Commission prior to April 25,2005, registering the shares of common stock issuable upon the conversion of the notes, the exercise of the warrants, and the shares related to the additional investment right if it is exercised in the future. We have also granted the purchaser's piggy-back registration rights under certain circumstances. If we fail to file the registration statement on a timely basis, or if it is not declared effective by the Securities and Exchange Commission within a maximum of 120 days from the filing date, we are required to pay to the investors liquidated damages equal to 2.0% of the amount invested and shall pay to the investors liquidated damages equal to 1.0% of the amount invested for each subsequent 30-day period.

Exchange Rights

For the twenty four (24) month period after Closing, if we complete a private equity or equity-linked financing, the holders of the notes may exchange the notes at 100% of face value for the securities in such new financing, provided that the exchange is in compliance with applicable securities laws.

Right of First Offer

So long as they hold any notes, the note holders will have the right of first offer to purchase all or part of any private financing, subject to carve outs for employee options plans, the issuance of stock for situations involving strategic partnerships, acquisition candidates and underwritten public offerings of at least $15 million consummated within 12 months after the Closing.

Change of Control

In the of a third party acquiring greater than 50% in voting rights in one or a series of related transaction, the holders may elect to have the Notes redeemed by us at 110% of face value plus all accrued interest and unpaid interest, which, at our option, may be paid in cash or common stock.

Exemption from Registration

The securities issued in the private placement financing transaction were issued without registration with the Commission, pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. We determined that this exemption was available because of the nature and limited number of the purchasers. In making this determination, we relied in part upon representations made by each purchaser.

Placement Agent Fees; Other Fees

We engaged H. C. Wainwright Co., Inc., as the exclusive placement agent in connection with the private placement. Under our agreement with Wainwright we paid them a cash fee of $128,250 (9% of the gross proceeds of the financing plus a non-accountable cash allowance of 2% of the gross proceeds, less any legal fees payable to counsel to the investors). We paid the investors $35,000 for the legal fees they incurred in connection with this transaction. In addition, we issued to Wainwright, warrants to purchase 239,630 shares of common stock at $.89 and 239,630 shares of common stock at $1.27. The warrants have the same terms as the warrants issued to the investors. In addition, we agreed to pay to Wainwright, a cash fee of 8% of the aggregate consideration received by us from the exercise of any warrants.

Further Information

The full terms and conditions of the financing are set forth in the note purchase agreement for the convertible notes, the form of convertible debenture, the form of common stock purchase warrant and the registration rights agreement, each of which is filed as an exhibit with this current report and are incorporated herein by reference.

We also issued a press release relating to the financing transaction on February 23, 2005, which is filed as an exhibit with this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

Exhibit No.       Description

4.1               Form of 8.0% Senior Secured Convertible Note
4.2               Form of Warrant
10.1 Form of Securities Purchase Agreement for 8.0% Senior Secured Convertible Notes
10.2              Form of Additional Investment Right "A"
10.3              Form of Additional Right "B"
10.4              Form of Security Agreement
99.1 Press Release dated February 23, 2005, regarding private placement financing

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 25, 2005
                                          ENDAVO MEDIA AND COMMUNICATIONS, INC.
                                            (Registrant)


                                            By:    /s/  Paul D. Hamm
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                                                 Name: Paul D. Hamm
                                  Title: President and Chief Executive Officer

                                List of Exhibits

Exhibit No.       Description

4.1               Form of 8.0% Senior Secured Convertible Note
4.2               Form of Warrant
10.1 Form of Securities Purchase Agreement for 8.0% Senior Secured Convertible Notes
10.2              Form of Additional Investment Right "A"
10.3              Form of Additional Right "B"
10.4              Form of Security Agreement
99.1 Press Release dated February 23, 2005, regarding private placement financing



































                                   Exhibit 4.1


                  Form of 8.0% Senior Secured Convertible Note


NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

No. [ ] $[ ] Date: February 22, 2005

                      ENDAVO MEDIA AND COMMUNICATIONS, INC.
                    8.0% SENIOR SECURED CONVERTIBLE NOTE DUE
                                February 22, 2007

         THIS NOTE is one of a series of duly authorized and issued Notes of Endavo Media and Communications, Inc., a Delaware corporation (the "Company"), designated as its 8.0% Senior Secured Convertible Notes due February 22, 2007, in the aggregate principal amount of up to $1,425,000 (the "Notes"), subject to increase pursuant to the terms of a certain Additional Investment Right of even date herewith.

         FOR VALUE RECEIVED, the Company promises to pay to the order of [Holder] or its registered assigns (the "Holder"), the principal sum of [__________] $(__________), on February 22, 2007 (the "Maturity Date"), or such earlier date as the Notes are required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof. The principal amount of this Note may be increased as set forth in
Section 2(c) below. Notwithstanding the foregoing, the Company hereby unconditionally promises to pay to the order of the Holder interest on any principal or interest payable hereunder that shall not be paid in full when due, whether at the time of any stated interest payment date or maturity or by prepayment, acceleration or declaration or otherwise, for the period from and including the due date of such payment to but excluding the date the same is paid in full, at a rate of 18% per annum (but in no event in excess of the maximum rate permitted under applicable law).

         Interest payable under this Note shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which interest is payable.

         Payments of principal and interest shall be made in lawful money of the United States of America to the Holder at its address as provided in Section 13 or by wire transfer to such account specified from time to time by the Holder hereof for such purpose as provided in Section 13.



8. Definitions. In addition to the terms defined elsewhere in this Note, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement, dated as of February 22, 2005, among the Company and the Purchasers identified therein (the "Purchase Agreement"), and (b) the following terms have the meanings indicated:

                  "Company Prepayment Price" for any Notes which shall be subject to prepayment pursuant to Section 8(a), shall equal the sum of:
         (i) the 115% of the principal amount of Notes to be prepaid, plus all accrued and unpaid interest thereon, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Notes.

                  "Conversion Date" means the date a Conversion Notice is delivered to the Company together with the Conversion Schedule pursuant to Section 6(a).

                  "Conversion Notice" means a written notice in the form attached hereto as Schedule 1.

                  "Conversion Price" means (i) at anytime prior to the Financial Statement Announcement Date, the Fixed Conversion Price and (ii) at anytime following the Financial Statement Announcement Date, (a) if the revenues of the Company as set forth in the Financial Statements is less than $4,000,000, then the Alternate Conversion Price or (b) if the revenues of the Company as set forth in the Financial Statements is greater than or equal to $4,000,000, the Fixed Conversion Price, subject to adjustment from time to time pursuant to Section 13.

                  "Equity Conditions" means, with respect to a specified issuance of Common Stock, that each of the following conditions is satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; (ii) such shares of Common Stock are registered for resale by the Holder and may be sold by the Holders pursuant to an effective Registration Statement covering the Underlying Shares or all such shares may be sold without volume restrictions pursuant to Rule 144(k) under the Securities Act; (iii) the Common Stock generally is listed or quoted (and is not suspended from trading) on an Eligible Market and such shares of Common Stock are approved for listing upon issuance; (iv) such issuance would be permitted in full without violating Section 6(c) hereof or the rules or regulations of any Trading Market; (v) no Bankruptcy Event has occurred; (vi) the Company is not in default with respect to any material obligation hereunder or under any other Transaction Document; and (vii) no public announcement of a pending or proposed Change of Control transaction has occurred that has not been consummated.

                  "Event Equity Value" means 115% of the arithmetic average of the VWAP of the Company's Common Stock for the five Trading Days preceding the date of delivery of the notice requiring payment of the Event Equity Value, provided that if the Company does not make such required payment (together with any other payments, expenses and liquidated damages then due and payable under the Transaction Documents) when due or, in the event the Company disputes in good faith the occurrence of the Triggering Event pursuant to which such notice relates, does not instead deposit such required payment (together with such other payments, expenses and liquidated damages then due) in escrow with an independent third-party escrow agent within five Trading Days of the date such required payment is due, then the Event Equity Value shall be 115% of the greater of (a) the arithmetic average of the VWAP of the Company's Common Stock for the five Trading Days preceding the date of delivery of the notice requiring payment of the Event Equity Value and (b) the arithmetic average of the VWAP of the Company's Common Stock for the five Trading Days preceding the date on which such required payment (together with such other payments, expenses and liquidated damages) is paid in full.

                  "Original Issue Date" means the date of the first issuance of any Notes, regardless of the number of transfers of any particular Note.

                  "Triggering Event" means any of the following events: (a) the Common Stock is not listed or quoted, or is suspended from trading, on an Eligible Market for a period of five or more Trading Days (which need not be consecutive Trading Days); (b) the Company fails for any reason to deliver a certificate evidencing any Securities to a Purchaser within five Trading Days after delivery of such certificate is required pursuant to any Transaction Document or the exercise or conversion rights of the Holders pursuant to any Transaction Document are otherwise suspended for any reason; (c) the Company fails to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue Underlying Shares upon any exercise of the Note; (d) at any time after the Closing Date, any Common Stock issuable pursuant to the Transaction Documents is not listed on an Eligible Market; (e) the Company effects or publicly announces its intention to effect any exchange, recapitalization or other transaction that effectively requires or rewards physical delivery of certificates evidencing the Common Stock; (f) except as provided for under Section 6.1(h) of the Purchase Agreement, the effectiveness of the Registration Statement lapses for any reason or the Holder shall not be permitted to resell any Underlying Shares under the Registration Statement, in either case, for five or more Trading Days (which need not be consecutive Trading Days); (g) the Company fails to make any cash payment required under the Transaction Documents and such failure is not cured within five days after notice of such default is first given to the Company by a Purchaser; or (h) the Company defaults in the timely performance of any other obligation under the Transaction Documents and such default continues uncured for a period of 20 days after the date on which notice of such default is first given to the Company by a Purchaser (it being understood that no prior notice need be given in the case of a default that cannot reasonably be cured within 20 days). Notwithstanding anything to the contrary herein, no Triggering Event shall occur as a result of the Company exercising its rights under Section 6.1(h) of the Purchase Agreement.

9. Principal and Interest.

(a) The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at the rate of 8.0% per annum, payable semi-annually in arrears on each June 30 and December 31, except if such date is not a Trading Day, in which case such interest shall be payable on the next succeeding Trading Day (each, an "Interest Payment Date"). The first Interest Payment Date shall be June 30, 2005.

(b) Subject to the conditions and limitations set forth below, the Company may pay interest on this Note in (i) cash or (ii) shares of Common Stock. The Company must deliver written notice to the Holder indicating the manner in which it intends to pay interest at least 20 Trading Days prior to each Interest Payment Date but the Company may indicate in any such notice that the election contained therein shall continue for subsequent Interest Payment Dates until revised. Failure to timely provide such written notice shall be deemed an election by the Company to pay the amount of any interest in cash.

(c) Notwithstanding the foregoing, the Company may not pay interest by issuing shares of Common Stock unless all of the Equity Conditions have been satisfied. If the Company is required to pay interest in cash on any Interest Payment Date but fails to make such interest payment, the Holder may (but shall not be required to) treat such interest as if it had been added to the principal amount of this Note as of such Interest Payment Date or accept any number of shares of Common Stock in lieu of such interest payment.

(d) In the event that the Company elects to pay interest on any Interest Payment Date in shares of Common Stock, the number of shares of Common Stock to be issued to each Holder as such interest shall be (i) determined by dividing the aggregate amount of interest then payable to such Holder by the Market Price as of the applicable Interest Payment Date, and rounding up to the nearest whole share and (ii) paid to such Holder in accordance with Section 2(e) below. The term "Market Price" shall mean 85% of the arithmetic average of the VWAP of the Company's Common Stock for the 20 Trading Days prior to the applicable Interest Payment Date (including such date).

(e) In the event that any interest is paid in Common Stock, the Company shall on such Interest Payment Date (i) issue and deliver to such Holder a certificate free and clear of any restrictive legends, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled or (ii) at all times after the Holder has notified the Company that this clause (ii) shall apply, credit the number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with The Depository Trust Company through its Deposit Withdrawal Agent Commission System.

10. Ranking and Covenants.

(a) Except as set forth in Schedule 3.1(dd) or as otherwise permitted in Section 4.10(a) of the Purchase Agreement (the "Existing Indebtedness"), no indebtedness of the Company is senior to this Note in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise. Other than the Existing Indebtedness and any renewal, refinancing or replacement thereof that does not exceed the aggregate amount of the Existing Indebtedness and the borrowing availability under the related credit or loan agreements on the date hereof, the Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, that is senior in any respect to the Company's obligations under the Notes, other than indebtedness secured by purchase money security interests (which will be senior only as to the underlying assets covered thereby) and indebtedness under capital lease obligations (which will be senior only as to the assets covered thereby).

(b) So long as any Notes are outstanding, neither the Company nor any Subsidiary shall, directly or indirectly, (i) redeem, purchase or otherwise acquire any capital stock or set aside any monies for such a redemption, purchase or other acquisition or (ii) issue any Floating Price Security (as defined in Section 11(d)(ii)) with a floor price below the Conversion Price.

(c) The Company covenants that it will at all times reserve and keep available out of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Underlying Shares as required hereunder, the number of Underlying Shares which are then issuable and deliverable upon the conversion of (and otherwise in respect of) this entire Note (taking into account the adjustments set forth in Section 13 and disregarding any limitations set forth in Section 6(b)), free from preemptive rights or any other contingent purchase rights of Persons other than the Holder. The Company covenants that all Underlying Shares so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized and issued and fully paid and nonassessable.

11. Registration of Notes. The Company shall register the Notes upon records to be maintained by the Company for that purpose (the "Note Register") in the name of each record holder thereof from time to time. The Company may deem and treat the registered Holder of this Note as the absolute owner hereof for the purpose of any conversion hereof or any payment of interest or principal hereon, and for all other purposes, absent actual notice to the contrary.

12. Registration of Transfers and Exchanges. The Company shall register the transfer of any portion of this Note in the Note Register upon surrender of this Note to the Company at its address for notice set forth herein. Upon any such registration or transfer, a new Note, in substantially the form of this Note (any such new Note, a "New Note"), evidencing the portion of this Note so transferred shall be issued to the transferee and a New Note evidencing the remaining portion of this Note not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Note by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Note. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge or other fee will be imposed in connection with any such registration of transfer or exchange. Notwithstanding anything herein to the contrary, the Company shall not be required to (a) register more than an aggregate of five transfers and five exchanges by the Holder and any direct or indirect transferees or assigns thereof, in the aggregate, under this Section 5, other than transfers or assignments to successors in interest to such Holder and (b) at any time prior to the effectiveness of the Registration Statement, register any transfer to a transferee unless the Holder certifies to the Company that such transferee is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

13. Conversion; Exchange.

(a) Conversion at the Option of the Holder. All or any portion of this Note shall be convertible into shares of Common Stock (subject to the limitations set forth in Sections 6(b) and (c)), at the option of the Holder, at any time and from time to time from and after the Original Issue Date. The number of Underlying Shares issuable upon any conversion hereunder shall equal the outstanding principal amount of this Note to be converted, plus the amount of any accrued but unpaid interest on this Note through the Conversion Date, divided by the Conversion Price on the Conversion Date. The Holder shall effect conversions under this Section 6(a) by delivering to the Company a Conversion Notice together with a schedule in the form of Schedule 2 attached hereto (the "Conversion Schedule"). If the Holder is converting less than all of the principal amount of this Note, or if a conversion hereunder may not be effected in full due to the application of Sections 6(b) and (c), the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to the Holder a Conversion Schedule indicating the principal amount (and accrued interest) which has not been converted.

(b) Certain Conversion Restrictions.

(i) Relating to the Number of Shares.

                  (A) Subject to Section 6(b)(i)(B), the number of shares of Common Stock that may be acquired by a Holder upon any conversion of Notes (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with such Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% (the "Threshold Percentage") or 9.999% (the "Maximum Percentage") of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of a Conversion Notice hereunder will constitute a representation by the applicable Holder that it has evaluated the limitations set forth in this Section 6(b)(i)(A) and has determined that issuance of the full number of Underlying Shares issuable in respect of such Conversion Notice does not violate the restrictions contained in this Section 6(b)(i)(A).

                  (B) Notwithstanding the provisions of Section 6(b)(i)(A), written notice to the Company, the Holder shall have the right (x) at any time and from time to time to reduce its Maximum Percentage immediately upon notice to the Company in the event and only to the extent that Section 16 of the Exchange Act or the rules promulgated thereunder (or any successor statute or rules) is changed to reduce the beneficial ownership percentage threshold thereunder to a percentage less than 9.999% and (y) at any time and from time to time, to waive the provisions of this Section insofar as they relate to the Threshold Percentage or to increase or decrease its Threshold Percentage (but not in excess of the Maximum Percentage) unless the Holder shall have, by written instrument delivered to the Company, irrevocably waived its rights to so increase or decrease its Threshold Percentage, but (i) any such waiver, increase or decrease will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver or increase or decrease will apply only to the Holder and not to any other holder of Notes.

(c) Exchange Upon New Financing. (i) If at any time prior to the second anniversary of the Closing Date, the Company enters into a transaction pursuant to which it issues Common Stock or Common Stock Equivalents (a "New Financing"), the Holder shall have the right (the "Exchange Right") within 5 Trading Days of receipt of notice of such New Financing, to exchange the Notes for the Common Stock or Common Stock Equivalents being issued in connection with such New Financing.

         (ii) To exercise this Exchange Right, the Holder shall deliver a notice to the Company (the "Exchange Notice") within the 5 Trading Day period set forth in clause (i) above and set forth the principal amount of the Notes being exchanged (the "Exchange Amount"). On the closing of the New Financing (i) the Company shall issue to the Holder an amount of the Common Stock or Common Stock Equivalents issued at the New Financing that can be purchased for the Exchange Amount, and (ii) cancel the principal amount of the Notes equal to the Exchange Amount.

14. Mechanics of Conversion.

(a) Upon conversion of this Note, the Company shall promptly (but in no event later than three Trading Days after the Conversion Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate for the Underlying Shares issuable upon such conversion, free of restrictive legends unless a registration statement covering the resale of the Underlying Shares and naming the Holder as a selling stockholder thereunder is not then effective and such Underlying Shares are not then freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act. The Holder, or any Person so designated by the Holder to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of the Conversion Date. The Company shall, upon request of the Holder, use its best efforts to deliver Underlying Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

(b) The Holder shall not be required to deliver the original Note in order to effect a conversion hereunder. Execution and delivery of the Conversion Notice shall have the same effect as cancellation of the original Note and issuance of a New Note representing the remaining outstanding principal amount. Upon surrender of this Note following one or more partial conversions, the Company shall promptly deliver to the Holder a New Note representing the remaining outstanding principal amount.

(c) The Company's obligations to issue and deliver Underlying Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any set-off, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Underlying Shares.

(d) If by the third Trading Day after a Conversion Date the Company fails to deliver to the Holder such Underlying Shares in such amounts and in the manner required pursuant to Section 7(a), then the Holder will have the right to rescind such conversion.

(e) If by the third Trading Day after a Conversion Date the Company fails to deliver to the Holder such Underlying Shares in such amounts and in the manner required pursuant to Section 7(a), and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Company shall either (i) pay cash to such Purchaser in an amount equal to such Purchaser's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate or certificates representing such Common Stock and pay cash to such Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times
         (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate.


15.      Prepayment.

(a) At any time following the first anniversary of the Original Issue Date, upon delivery of a written notice to the Holder (a "Company Prepayment Notice" and the date such notice is delivered by the Company, the "Company Notice Date"), the Company shall be entitled to prepay all or any portion of the outstanding principal amount of this Note plus any accrued and unpaid interest thereon for an amount in cash equal to the Company Prepayment Price. Notwithstanding anything to the contrary, the Company shall only be entitled to deliver a Company Prepayment Notice pursuant to the terms hereof if the Equity Conditions are satisfied with respect to all shares of Common Stock issuable pursuant to the Transaction Documents on the Company Notice Date. If any of the Equity Conditions shall cease to be in effect during the period between the Company Notice Date and the date the Company Prepayment Price is paid in full, then the Holder subject to such prepayment may elect, by written notice to the Company given at any time after any of the Equity Conditions shall cease to be in effect, to invalidate ab initio such optional prepayment, notwithstanding anything herein contained to the contrary. The Holder may, within 10 Trading Days of its receipt of the Company Prepayment Notice, convert any portion of the outstanding principal amount of this Note and any accrued and unpaid interest thereon subject to a Company Prepayment Notice. Once delivered, the Company shall not be entitled to rescind a Company Prepayment Notice.

(b) The Company Prepayment Price shall be due on the 5th Trading Day immediately following the Company Notice Date. Any such prepayment shall be free of any claim of subordination. If any portion of the Company Prepayment Price shall not be timely paid by the Company, interest shall accrue thereon at the rate of 18% per annum (or the maximum rate permitted by applicable law, whichever is less) until the Company Prepayment Price plus all such interest is paid in full, which payment shall constitute liquidated damages and not a penalty. In addition, if any portion of the Company Prepayment Price remains unpaid after such date, the Holder subject to such prepayment may elect by written notice to the Company to invalidate ab initio such Company Prepayment Notice with respect to the unpaid amount, notwithstanding anything herein contained to the contrary and no interest shall be owed to the Holder in respect thereof. If the Holder makes such an election, the principal amount of this Note, together with the accrued and unpaid interest thereon shall be reinstated with respect to such unpaid amount and the Company shall no longer have any prepayment rights under this
         Section 8.

(c) Notwithstanding anything to the contrary herein, the Company may not elect a prepayment pursuant to Section 8(a)(i) unless the Company makes such prepayment election to all of the Holders on a pro rata basis, based on such Holders then outstanding principal amount of Notes.


16.      Events of Default.

(a) "Event of Default" means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) (A) any default in the payment (free of any claim of subordination) of any principal amount of the Notes, as and when the same becomes due and payable (whether on a date specified for the payment of interest or the date on which the obligations under the Note mature or by acceleration, redemption, prepayment or otherwise) or (B) any default in the payment (free of any claim of subordination) of interest or liquidated damages in respect of any Notes, no later than the third day after such interest or liquidated damages become due and payable (whether on a date specified for the payment of interest or the date on which the obligations under the Note mature or by acceleration, redemption, prepayment or otherwise);

(ii) the Company or any Subsidiary defaults in any of its obligations under any other note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or any Subsidiary in an amount exceeding $1,000,000, whether such indebtedness now exists or is hereafter created, and such default results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

(iii)    the occurrence of a Triggering Event;

(iv) the Company shall fail to observe or perform the repayment obligation under Section 4.17 of the Purchase Agreement, and such failure shall continue unremedied for a period of 10 Trading Days after the date on which written notice of such default is first given to the Company by the Holder; or

(v)      the occurrence of a Bankruptcy Event.

(b) At any time or times following the occurrence of an Event of Default, the Holder shall have the option to elect, by notice to the Company (an "Event Notice"), to require the Company to repurchase all or any portion of (i) the outstanding principal amount of this Note, at a repurchase price equal to the greater of (A) 115% of such outstanding principal amount, plus all accrued but unpaid interest thereon through the date of payment, or (B) the Event Equity Value of the Underlying Shares issuable upon conversion of such principal amount and all such accrued but unpaid interest thereon, and (ii) any Underlying Shares issued to such Holder upon conversion of Notes and then owned by the Holder, at a price per share equal to the Event Equity Value of such issuable and issued Underlying Shares. The aggregate amount payable pursuant to the preceding sentence is referred to as the "Event Price." The Company shall pay the Event Price to the Holder no later than the third Trading Day following the date of delivery of the Event Notice, and upon receipt thereof the Holder shall deliver this Note and certificates evidencing any Underlying Shares so repurchased to the Company (to the extent such certificates have been delivered to the Holder).

(c)      Upon the occurrence of any Bankruptcy Event, all amounts pursuant to
         Section 10(b) shall immediately become due and payable in full in cash, without any further action by the Holder.

(d) In connection with any Event of Default, the Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Any such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereto.
17. Charges, Taxes and Expenses. Issuance of certificates for Underlying Shares upon conversion of (or otherwise in respect of) this Note shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Underlying Shares or Notes in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Note or receiving Underlying Shares in respect hereof.

18. Certain Adjustments. The Conversion Price is subject to adjustment from time to time as set forth in this Section 11.

(a) Stock Dividends and Splits. If the Company, at any time while this Note is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause
         (i) of this Section 11(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause
         (ii) or (iii) of this Section 11(a) shall become effective immediately after the effective date of such subdivision or combination.

(b) Pro Rata Distributions. If the Company, at any time while this Note is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "Distributed Property"), then in each such case the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted (effective on such record date) to equal the product of such Conversion Price times a fraction of which the denominator shall be the average of the Closing Prices for the five Trading Days immediately prior to (but not including) such record date and of which the numerator shall be such average less the then fair market value of the Distributed Property distributed in respect of one outstanding share of Common Stock, as determined by the Company's independent certified public accountants that regularly examine the financial statements of the Company, (an "Appraiser"). In such event, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case such fair market value shall be deemed to equal the average of the values determined by each of the Appraiser and such appraiser. As an alternative to the foregoing adjustment to the Conversion Price, if the Holder elects to convert all or any portion of this Note, at the request of the Holder delivered before the 90th day after such record date, the Company will deliver to such Holder, upon such conversion, within five Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive in respect of the Underlying Shares for which this Note is being converted immediately prior to such record date.

(c) Fundamental Transactions. If, at any time while this Note is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person where the Company is not the surviving entity, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 10(a) above) (in any such case, a "Fundamental Transaction"), then the Holder shall have the right thereafter to receive, upon conversion of this Note, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Underlying Shares then issuable upon conversion in full of this Note (the "Alternate Consideration"). The aggregate Conversion Price for this Note will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. In the event of a Fundamental Transaction, the Company or the successor or purchasing Person, as the case may be, shall execute with the Holder a written agreement providing that:


                  (x) this Note shall thereafter entitle the Holder to purchase the Alternate Consideration in accordance with this section 10(c),

                  (y) in the case of any such successor or purchasing Person, upon such consolidation, merger, statutory exchange, combination, sale or conveyance such successor or purchasing Person shall be jointly and severally liable with the Company for the performance of all of the Company's obligations under this Note and the Purchase Agreement, and

                  (z) if registration or qualification is required under the Exchange Act or applicable state law for the public resale by the Holder of shares of stock and other securities so issuable upon conversion of this Note, such registration or qualification shall be completed prior to such reclassification, change, consolidation, merger, statutory exchange, combination or sale.

         If, in the case of any Fundamental Transaction, the Alternate Consideration includes shares of stock, other securities, other property or assets of a Person other than the Company or any such successor or purchasing Person, as the case may be, in such Fundamental Transaction, then such written agreement shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. At the Holder's request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new Note consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Conversion Price upon conversion thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control, then at the request of the Holder delivered before the 90th day (or if not practicable, such shorter period as may be possible in connection with such Fundamental Transaction, after such Fundamental Transaction) the Company (or any such successor or surviving entity) will purchase the Note from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the greater of (i) the Black-Scholes value (as determined by an investment banker acceptable to each of the Company and the Majority in Interest) of the remaining unconverted portion of this Note on the date of such request and (ii) 110% of the principal amount of the Notes outstanding plus all accrued and unpaid interest through the date of payment.

(d)      Subsequent Equity Sales.

(i) If, at any time while this Note is outstanding, the Company or any Subsidiary issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, "Common Stock Equivalents") at an effective net price to the Company per share of Common Stock (the "Effective Price") less than the Conversion Price (as adjusted hereunder to such date), then the Conversion Price shall be reduced to equal the Effective Price. For purposes of this paragraph, in connection with any issuance of any Common Stock Equivalents, (A) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the "Deemed
         Number") shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (B) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common
         Stock Equivalents and to convert, exercise or exchange them into Common Stock (net of any discounts, fees, commissions and other expenses), divided by the Deemed Number, and (C) no further adjustment shall be made to the Conversion Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents.

(ii) If, at any time while this Note is outstanding, the Company or any Subsidiary issues Common Stock Equivalents with an Effective Price or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the Common Stock (a "Floating Price Security"), then for purposes of applying the preceding paragraph in connection with any subsequent conversion, the Effective Price will be determined separately on each Conversion Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire Common Stock on such Conversion Date (regardless of whether any such holder actually acquires any shares on such date).

(iii) Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of Excluded Stock.

(e) Calculations. All calculations under this Section 11 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 11, the Company at its expense will promptly compute such adjustment in accordance with the terms hereof and prepare and deliver to the Holder a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based.

(g) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 Trading Days, or if not practicable, such shorter period as may be permissible in such case, prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

19. No Fractional Shares. The Company shall not issue or cause to be issued fractional Underlying Shares on conversion of this Note. If any fraction of an Underlying Share would, except for the provisions of this Section 12, be issuable upon conversion of this Note, the number of Underlying Shares to be issued will be rounded up to the nearest whole share.

20. Notices. Any and all notices or other communications or deliveries hereunder (including any Conversion Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 13 prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this
         Section 13 on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 50 West Broadway, Suite 400, Salt Lake City, Utah 84101, facsimile: (801) 933-5640, attention Paul Hamm, President with a copy to Paul Hamm, AlphaWest Capital Partners, Suite 130, 10 Glenlake Parkway, Atlanta, GA 30328, facsimile: (678) 623-5026 and Duane Morris LLP, 380 Lexington Avenue, New York, NY 10168, facsimile: (212) 692-1020 or (ii) if to the Holder, to the address or facsimile number appearing on the Company's Noteholder records or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 13.

21.      Miscellaneous.

(a) This Note shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Company shall not be permitted to assign this Note.

(b) Subject to Section 14(a), nothing in this Note shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Note.

(C) ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY ANY OF THE TRANSACTION DOCUMENTS (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, SHAREHOLDERS, EMPLOYEES OR AGENTS) SHALL BE COMMENCED EXCLUSIVELY IN THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THIS NOTE), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS NOTE AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. IF EITHER PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS NOTE OR ANY TRANSACTION DOCUMENT, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS REASONABLE ATTORNEYS FEES AND OTHER REASONABLE COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.

(d) The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

(e) In case any one or more of the provisions of this Note shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Note shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Note.

(f) In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Note to a price shall be amended to appropriately account for such event.

(g) No provision of this Note may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Majority in Interest or, or, in the case of a waiver, by the Majority in Interest. No waiver of any default with respect to any provision, condition or requirement of this Note shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.



                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                                  SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.


                                   ENDAVO MEDIA AND COMMUNICATIONS, INC.


                                            By
                                            Name:
                                            Title:

                                       39
  5516/75415-001   NYWORD/326015v6

  5516/75415-001   NYWORD/326015v6

                                   Schedule 1

                            FORM OF CONVERSION NOTICE

                    (To be executed by the registered Holder
                            in order to convert Note)

The undersigned hereby elects to convert the specified principal amount of 8.0% Senior Secured Convertible Notes (the "Notes") into shares of common stock, no par value (the "Common Stock"), of Endavo Media and Communications, Inc., a Delaware corporation, according to the conditions hereof, as of the date written below.



                                 Date to Effect Conversion


                            Principal amount of Notes owned prior to conversion


                                 Principal amount of Notes to be converted
                                 (including accrued but unpaid interest thereon)


                                 Number of shares of Common Stock to be Issued


                                 Applicable Conversion Price


                        Principal amount of Notes owned subsequent to Conversion


                                 Name of Holder

                                 By
                                 Name:
                                 Title:

                                   Schedule 2


                               CONVERSION SCHEDULE

This Conversion Schedule reflects conversions of the 8.0% Senior Convertible Notes issued by Endavo Media and Communications, Inc..

------------------------------------ ----------------------------------- ----------------------------------------------
                                                                         Aggregate    Principal    Amount    Remaining
Date of Conversion                   Amount of Conversion                Subsequent to Conversion
------------------------------------ ----------------------------------- ----------------------------------------------

------------------------------------ ----------------------------------- ----------------------------------------------

------------------------------------ ----------------------------------- ----------------------------------------------

------------------------------------ ----------------------------------- ----------------------------------------------

------------------------------------ ----------------------------------- ----------------------------------------------

------------------------------------ ----------------------------------- ----------------------------------------------

------------------------------------ ----------------------------------- ----------------------------------------------

------------------------------------ ----------------------------------- ----------------------------------------------

------------------------------------ ----------------------------------- ----------------------------------------------


                                  EXHIBIT 4.2

                                 Form of Warrant

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.



                      ENDAVO MEDIA AND COMMUNICATIONS, INC.

WARRANT1

Warrant No. [  ]                                     Dated: February ___, 2005

         Endavo Media and Communications, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, [Name of Holder] or its registered assigns (the "Holder"), is entitled to purchase from the Company up to a total of [________]2 shares of common stock, $0.001 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $1.274 per share (as adjusted from time to time as provided in Section 9, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including the date that is five years from the date of issuance hereof (the "Expiration Date"), and subject to the following terms and conditions. This Warrant (this "Warrant") is one of a series of similar warrants issued pursuant to that certain Securities Purchase Agreement, dated as of February 22, 2005, by and among the Company and the Purchasers identified therein (the "Purchase Agreement"). All such warrants are referred to herein, collectively, as the "Warrants."

22. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

23. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

24. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address specified herein. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant. Notwithstanding anything herein to the contrary, the Company shall not be required to (a) register more than an aggregate of five transfers and five exchanges by the Holder and any direct or indirect transferees or assigns thereof, in the aggregate, under this Section 3, other than transfers or assignments to successors in interest to such Holder and (b) at any time prior to the effectiveness of the Registration Statement, register any transfer to a transferee unless the Holder certifies to the Company that such transferee is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

25. Exercise and Duration of Warrants.

(a) This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date. At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Notwithstanding anything to the contrary herein, the Expiration Date shall be extended for each day following the Effective Date that the Registration Statement is not effective.

(b) A Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the "Exercise Notice"), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a "cashless exercise" if so indicated in the Exercise Notice and if a "cashless exercise" may occur at such time pursuant to this Section 10 below), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an "Exercise Date." The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

26. Delivery of Warrant Shares.

(a) Upon exercise of this Warrant, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective and the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act. The Holder, or any Person so designated by the Holder to receive Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares as of the Exercise Date. The Company shall, upon request of the Holder, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

(b) This Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(c) In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder a certificate representing Warrant Shares by the third Trading Day after the date on which delivery of such certificate is required by this Warrant, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate.

(d) The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

27. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

28. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

29. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

30. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "Distributed Property"), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted (effective on such record date) to equal the product of such Exercise Price times a fraction of which the denominator shall be the average of the Closing Prices for the five Trading Days immediately prior to (but not including) such record date and of which the numerator shall be such average less the then fair market value of the Distributed Property distributed in respect of one outstanding share of Common Stock, as determined by the Company's independent certified public accountants that regularly examine the financial statements of the Company, (an "Appraiser"). In such event, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case such fair market value shall be deemed to equal the average of the values determined by each of the Appraiser and such appraiser. As an alternative to the foregoing adjustment to the Exercise Price, if the Holder elects to exercise all or a portion of this Warrant, at the request of the Holder delivered before the 90th day after such record date, the Company will deliver to such Holder, within five Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive in respect of the Warrant Shares for which this Warrant is being exercised immediately prior to such record date.

(c) Fundamental Transactions. If, at any time while this Warrant is outstanding,
(i) the Company effects any merger or consolidation of the Company with or into another Person where the Company is not the surviving entity, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a "Fundamental Transaction"), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "Alternate Consideration"). The aggregate Exercise Price for this Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. In the event of a Fundamental Transaction, the Company or the successor or purchasing Person, as the case may be, shall execute with the Holder a written agreement providing that:


                  (x) this Warrant shall thereafter entitle the Holder to purchase the Alternate Consideration in accordance with this section 9(c),

                  (y) in the case of any such successor or purchasing Person, upon such consolidation, merger, statutory exchange, combination, sale or conveyance such successor or purchasing Person shall be jointly and severally liable with the Company for the performance of all of the Company's obligations under this Warrant and the Purchase Agreement, and

                  (z) if registration or qualification is required under the Exchange Act or applicable state law for the public resale by the Holder of shares of stock and other securities so issuable upon exercise of this Warrant, such registration or qualification shall be completed prior to such reclassification, change, consolidation, merger, statutory exchange, combination or sale.

If, in the case of any Fundamental Transaction, the Alternate Consideration includes shares of stock, other securities, other property or assets of a Person other than the Company or any such successor or purchasing Person, as the case may be, in such Fundamental Transaction, then such written agreement shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. At the Holder's request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction (or if not practicable, such shorter period as may be possible in connection with such Fundamental Transaction, after such Fundamental Transaction), the Company (or any such successor or surviving entity) will purchase the Warrant from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black-Scholes value (as determined by an investment banker acceptable to each of the Company and the Majority in Interest) of the remaining unexercised portion of this Warrant on the date of such request.

(d)      Subsequent Equity Sales.

(i) If, at any time while this Warrant is outstanding, the Company or any Subsidiary issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, "Common Stock Equivalents") at an effective net price to the Company per share of Common Stock (the "Effective Price") less than the Exercise Price (as adjusted hereunder to such date), then the Exercise Price shall be reduced to equal the Effective Price. For purposes of this paragraph, in connection with any issuance of any Common Stock Equivalents, (A) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the "Deemed
         Number") shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (B) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common
         Stock Equivalents and to convert, exercise or exchange them into Common Stock (net of any discounts, fees, commissions and other expenses), divided by the Deemed Number, and (C) no further adjustment shall be made to the Exercise Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents.

(ii) If, at any time while this Warrant is outstanding, the Company or any Subsidiary issues Common Stock Equivalents with an Effective Price or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the Common Stock (a "Floating Price Security"), then for purposes of applying the preceding paragraph in connection with any subsequent exercise, the Effective Price will be determined separately on each Exercise Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire Common Stock on such Exercise Date (regardless of whether any such holder actually acquires any shares on such date).

(iii) Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of Excluded Stock.

(e) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a), (b) or (d) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(f) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(g) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.

(h) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days, or if not practicable, such shorter period as may be permissible in such case, prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

31. Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds; provided, however, that if the Registration Statement is not effective at the time of exercise, the Holder may satisfy its obligation to pay the Exercise Price through a "cashless exercise," in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                                           X = Y [(A-B)/A]
                  where:
                                           X = the number of Warrant Shares t
                                            o be issued to the Holder.

                                           Y = the number of Warrant Shares with
                                           respect to which this Warrant is
                                           being exercised.

                                           A = the arithmetic average of the
                                           VWAP of the Company's Common Stock
                                           for the five Trading Days immediately
                                           prior to (but not including) the
                                           Exercise Date.

                                           B = the Exercise Price.

                  For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

32. Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by a Holder upon any exercise of Warrants (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with such Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% (the "Threshold Percentage") or 9.999% (the "Maximum Percentage") of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitations set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. The Company's obligation to issue shares of Common Stock in excess of the limitation referred to in this Section shall be suspended (and shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation. By written notice to the Company, the Holder shall have the right (x) at any time and from time to time to reduce its Maximum Percentage immediately upon notice to the Company in the event and only to the extent that Section 16 of the Exchange Act or the rules promulgated thereunder (or any successor statute or rules) is changed to reduce the beneficial ownership percentage threshold thereunder to a percentage less than 9.999% and (y) at any time and from time to time, to waive the provisions of this Section insofar as they relate to the Threshold Percentage or to increase or decrease its Threshold Percentage (but not in excess of the Maximum Percentage) unless the Holder shall have, by written instrument delivered to the Company, irrevocably waived its rights to so increase or decrease its Threshold Percentage, but (i) any such waiver, increase or decrease will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver or increase or decrease will apply only to the Holder and not to any other holder of Warrants.

33. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share. 34. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices or communications shall be as set forth in the Purchase Agreement.

35. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

36. Miscellaneous.

(a) Subject to the restrictions on transfer set forth on the first page hereof, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

(C) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY ANY OF THE TRANSACTION DOCUMENTS (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, SHAREHOLDERS, EMPLOYEES OR AGENTS) SHALL BE COMMENCED EXCLUSIVELY IN THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THIS WARRANT), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS WARRANT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT OR ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. IF EITHER PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS WARRANT OR ANY TRANSACTION DOCUMENT, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS REASONABLE ATTORNEYS FEES AND OTHER REASONABLE COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.

(d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(f) In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Warrant to a price shall be amended to appropriately account for such event.

(g) No provision of this Warrant may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Majority in Interest or, or, in the case of a waiver, by the Majority in Interest. No waiver of any default with respect to any provision, condition or requirement of this Warrant shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.


FOOTNOTES:

--------
                 1 This warrant is the form of warrant that will also be attached to the Additional Investment Rights.

2 100% warrant coverage based on the principal amount of the Notes divided by the Fixed Conversion Price.

3 Insert Holder's pro rata portion of $1,250,000 based on such Holder's investment in Initial Notes

4 Equal to principal amount of the Additional Notes divided by the Fixed Conversion Price.

5 This provision will not be included in the Addition Investment Right B.

6 Insert Holder's pro rata portion of $1,250,000 based on such Holder's investment in Initial Notes

7 Equal to principal amount of the Additional Notes divided by the Fixed Conversion Price.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                          ENDAVO MEDIA AND COMMUNICATIONS, INC.


                                            By:
                                            Name:
                                            Title:

                                                         50
  5516/75415-001   NYWORD/326016v6

  5516/75415-001   NYWORD/326016v6
                             FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To:  ENDAVO MEDIA AND COMMUNICATIONS, INC.

The undersigned is the Holder of Warrant No. _______ (the "Warrant") issued by Endavo Media and Communications, Inc., a Delaware corporation (the "Company"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1. The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.
2. The undersigned Holder hereby exercises its right to purchase
_________________ Warrant Shares pursuant to the Warrant. 3. The Holder intends that payment of the Exercise Price shall be made as (check one):
                                    ____    "Cash Exercise" under Section 10

            ____ "Cashless Exercise" under Section 10 (if permitted)

4. If the holder has elected a Cash Exercise, the holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.
5. Pursuant to this exercise, the Company shall deliver to the holder _______________ Warrant Shares in accordance with the terms of the Warrant.
6. Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.


Dated:                      ,                                Name of Holder:
       ---------------------  -------

                                                             (Print)

                                                             By:
                                                             Name:
                                                             Title:

                             (Signature must conform in all respects to name of
                              holder as specified on the face of the Warrant)

                               FORM OF ASSIGNMENT

         [To be completed and signed only upon transfer of Warrant]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Endavo Media and Communications, Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Endavo Media and Communications, Inc. with full power of substitution in the premises.



Dated:                      ,
       ---------------------


                  (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                                                Address of Transferee






In the presence of:























                                  Exhibit 10.1


                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement is entered into and dated as of February 22, 2005 (this "Agreement"), by and among Endavo Media and Communications, Inc., a Delaware corporation (the "Company"), and each of the purchasers identified on the signature pages hereto (each, a "Purchaser" and collectively, the "Purchasers").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, certain securities of the Company pursuant to the terms set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser, severally and not jointly, agree as follows:

37.
DEFINITIONS

(a) Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings set forth in this Section 1.1:

                  "Additional Investment Rights" means, collectively, each Additional Investment Right A and Additional Investment Right B issued and sold under this Agreement.

                  "Additional Investment Right A" means, collectively, the Additional Investment Rights issued and sold under this Agreement, in the form of Exhibit A-1

                  "Additional Investment Right B" means, collectively, the Additional Investment Rights issued and sold under this Agreement, in the form of Exhibit A-2

                  "Additional Investment Right A Notes" means the 8.0% Senior Secured Convertible Notes due on the 2nd anniversary of the issuance date thereof with an aggregate principal face amount of up to $1,250,000 in the form of Exhibit B-2 hereto issuable to the Purchasers upon exercise of each Additional Investment Right A.

                  "Additional Investment Right B Notes" means the 8.0% Senior Secured Convertible Notes due on the 2nd anniversary of the issuance date thereof with an aggregate principal face amount of up to $1,250,000 in the form of Exhibit B-3 hereto issuable to the Purchasers upon exercise of each Additional Investment Right B.

                  "Additional Investment Right A Warrants" has the meaning set forth in each Additional Investment Right A.

                  "Additional Investment Right B Warrants" has the meaning set forth in each Additional Investment Right B.

                  "Additional Investment Right Warrants" means collectively the Additional Investment Right A Warrants and Additional Investment Right B Warrants.

                  "Additional Notes" means the collectively, the Additional Investment Right A Notes and Additional Investment Right B
Notes.

                  "Alternate Conversion Price" means the lesser of (a) 85% of the arithmetic average of the VWAP of the Closing Prices of the Common Stock for the twenty (20) Trading Days preceding the Financial Statement Announcement Date or (b) the Fixed Conversion Price.

                  "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

                  "Bankruptcy Event" means any of the following events: (a) the Company or any Subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Subsidiary thereof; (b) there is commenced against the Company or any Subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any Subsidiary is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Company or any Subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any Subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Company or any Subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or
(h) the Company or any Subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

                  "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

                  "Change of Control" means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than one-half of the voting rights or equity interests in the Company; (ii) a replacement of more than one-half of the members of the Company's board of directors that is not approved by those individuals who are members of the board of directors on the date hereof (or other directors previously approved by such individuals); (iii) a merger or consolidation of the Company or any Subsidiary or a sale of more than one-third of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least two-thirds of the voting rights and equity interests in of the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Company or any Subsidiary that constitutes or results in a transfer of more than one-third of the voting rights or equity interests in the Company; (v) consummation of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act with respect to the Company, or (vi) the execution by the Company or its controlling shareholders of an agreement providing for or reasonably likely to result in any of the foregoing events.

                  "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

                  "Closing Date" means the date of the Closing.

                  "Closing Price" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market or any other national securities exchange, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) on the primary Eligible Market or exchange on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; (c) if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by a majority in interest of the Purchasers.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the common stock of the Company, $.001 per share, and any securities into which such common stock may hereafter be reclassified.

                  "Common Stock Equivalents" means, collectively, Options and Convertible Securities.

                  "Company Counsel" means Sonfield & Sonfield, counsel to the Company.

                  "Conversion Price" means (i) at anytime prior to the Financial Statement Announcement Date, the Fixed Conversion Price and (ii) at anytime following the Financial Statement Announcement Date, (a) if the revenues of the Company as set forth in the Financial Statements is less than $4,000,000, then the Alternate Conversion Price or (b) if the revenues of the Company as set forth in the Financial Statements is greater than or equal to $4,000,000, the Fixed Conversion Price.

                  "Convertible Securities" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

                  "Effective Date" means the date that the Registration Statement is first declared effective by the Commission.

                  "Eligible Market" means any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or OTC Bulletin Board.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Excluded Stock" means (A) any Common Stock issued, or Options granted to, employees, officers, directors of or consultants or advisors to the Company, in each case, pursuant to a stock-based plan duly approved by the Company's board of directors; (B) Common Stock issued upon an exercise, a conversion or an exchange of any Common Stock Equivalents described in Schedule 3.1(g) (provided that such exercise or conversion occurs in accordance with the terms thereof, without amendment or modification); (C) securities issued in connection with a joint venture or development agreement or strategic partnership or similar agreement approved by the Company's board of directors, a primary purpose of which is not to raise equity capital or (D) securities issued in connection with a bona fide underwritten public offering of at least $15,000,000 with a regionally recognized underwriter.

                  "Filing Date" means the 60th day following the Closing Date with respect to the initial Registration Statement required to be filed hereunder, and, with respect to any additional Registration Statements that may be required pursuant to Section 6.1(g), the 15th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section.

                  "Financial Statement Announcement Date" means the date on which the Company shall publicly release its Financial Statements.

                  "Financial Statements" means audited financial statements on a consolidated, consisting of balance sheets and statements of income and retained earnings and cash flows, setting forth in comparative form in each case the figures for the calendar year commencing January 1, 2005 and ending December 31, 2005, which financial statements shall be prepared in accordance with the generally accepted accounting principles of the United States, consistently applied by an independent certified public accounting firm of regional standing or otherwise acceptable to the Purchasers

                  "Fixed Conversion Price" means $0.892 per share.

                  "Initial Notes" means the 8.0% Senior Secured Convertible Notes due on the 2nd anniversary of the Closing Date with an aggregate principal face amount of $1,250,000 issued by the Company to the Purchasers hereunder in the form of Exhibit B-1 hereto.

                  "Losses" means any and all losses, claims, damages, liabilities, settlement costs and expenses, including without limitation costs of preparation of legal action and reasonable attorneys' fees.

                  "Majority in Interest" means Purchasers holding at least a 50.1% of the principal amount of the Notes on the Closing
Date.

                  "Notes" means the Initial Notes and the Additional Notes.

                  "Options" means any rights, warrants or options to subscribe, directly or indirectly for or purchase Common Stock or Convertible Securities (taking into account all Additional Notes and Additional Investment Right Warrants and that can be issued under the Transaction Documents).

                  "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "Post-Effective Amendment" means a post-effective amendment to the Registration Statement.

                  "Post-Effective Amendment Filing Deadline" means the 15th Trading Day after the Registration Statement ceases to be effective pursuant to applicable securities laws due to the passage of time or the occurrence of an event requiring the Company to file a Post-Effective Amendment.

                  "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Purchaser Counsel" means Proskauer Rose LLP, counsel to Iroquois Capital, L.P.

                  "Registrable Securities" means any Common Stock (including Underlying Shares) issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

                  "Registration Statement" means the initial registration statement required to be filed under Article VI and any additional registration statements contemplated by Section 6.1(g), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "Required Effectiveness Date" means (i) with respect to the initial Registration Statement required to be filed under Article VI hereof, the 90th day following the Closing Date, or in the event the initial Registration Statement shall be reviewed by the Commission, the 120th day following the Closing Date and (ii) with respect to any additional Registration Statements that may be required pursuant to Section 6.1(g), the 45th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section

                  "Rule 144," "Rule 415," and "Rule 424" means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Securities" means the Notes, the Additional Investment Rights, the Warrants, Additional Investment Right Warrants and the Underlying Shares issued or issuable (as applicable) to the applicable Purchaser pursuant to the Transaction Documents.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Security Agreement" means the Security Agreement dated as of the Closing Date, among the Company and the Purchasers substantially in the form of Exhibit G.

                  "Subsidiary" means any subsidiary of the Company that is required to be listed in Schedule 3.1(a).

                  "Trading Day" means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, or (b) if the Common Stock is not then listed or quoted and traded on any Trading Market, then any Business Day.

                  "Trading Market" means OTC Bulletin Board or any other national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

                  "Transaction Documents" means this Agreement, the Additional Investment Rights, the Notes, the Warrants, Additional Investment Right Warrants, the Security Agreement, the Transfer Agent Instructions and any other documents or agreements executed or delivered in connection with the transactions contemplated hereby.

                  "Transfer Agent Instructions" means the Company's transfer agent instructions in the form of Exhibit C.

                  "Underlying Shares" means the shares of Common Stock issuable
(i) upon conversion of, and as payment of interest on, the Initial Notes, (ii) upon exercise of the Warrants, (iii) upon conversion of, and as payment of interest on, the Additional Notes issued upon exercise of the Additional Investment Rights, (iv) upon exercise of the Additional Investment Right Warrants issued upon exercise of the Additional Investment Rights, and (v) in satisfaction of any other obligation of the Company to issue shares of Common Stock pursuant to the Transaction Documents, and in each case, any securities issued in exchange for or in respect of such securities.

                  "VWAP" means on any particular Trading Day or for any particular period the volume weighted average trading price per share of Common Stock on such date or for such period on an Eligible Market as reported by Bloomberg L.P., or any successor performing similar functions.

                  "Warrants" means the Common Stock purchase warrants in the form of Exhibit D.

38.
PURCHASE AND SALE

(a) Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to the Purchasers, and the Purchasers shall, severally and not jointly, purchase from the Company, the Initial Notes, Warrants and the Additional Investment Rights for an aggregate purchase price of $1,250,000. The Closing shall take place at the offices of Purchaser Counsel or at such other location or time as the parties may agree.

(b)                        Closing Deliveries.

(i) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

a)                         this Agreement duly executed by the Company;
b) an Initial Note, registered in the name of such Purchaser, in the principal amount indicated below such Purchaser's name on the signature page of this Agreement under the heading "Initial Note Principal Amount";
c) an Additional Investment Right A, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire (A) such principal amount of Additional Investment Right A Notes indicated below such Purchaser's name on the signature page of this Agreement under the heading "Additional Investment Right A - Additional Notes" on the terms set forth therein and (B) Additional Investment Right A Warrants pursuant to which such Purchaser shall have the right to acquire such number of shares of Common Stock of the Company indicated below such Purchaser's name on the signature page of this Agreement under the heading "Additional Investment Right A - Additional Investment Right A Warrant Shares" on the terms set forth therein;
d) an Additional Investment Right B, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire (A) such principal amount of Additional Investment Right B Notes indicated below such Purchaser's name on the signature page of this Agreement under the heading "Additional Investment Right B - Additional Notes" on the terms set forth therein and (B) Additional Investment Right B Warrants pursuant to which such Purchaser shall have the right to acquire such number of shares of Common Stock of the Company indicated below such Purchaser's name on the signature page of this Agreement under the heading "Additional Investment Right B - Additional Investment Right B Warrant Shares" on the terms set forth therein;
e) a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire such number of Underlying Shares indicated below such Purchaser's name on the signature page of this Agreement under the heading "Warrant Shares".
f) the legal opinion of Company Counsel, in the form of Exhibit E, executed by such counsel and delivered to the Purchasers; g) the Transfer Agent Instructions duly executed by the Company and acknowledged by the Company's transfer agent;

     the Security Agreement executed by the Company;
h) a certificate from a duly authorized officer certifying on behalf of the Company that each of the conditions set forth in Section 5.1 has been satisfied; and
i) any other document reasonably requested by the Purchasers or Purchaser Counsel. (ii) At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following:

a) the purchase price indicated below such Purchaser's name on the signature page of this Agreement, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose; and
b)                         this Agreement duly executed by such Purchaser

     the Security Agreement executed by such Purchaser; and

     the Pledge Agreement executed by such Purchaser.
39.
REPRESENTATIONS AND WARRANTIES

(a) Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchasers:

(i) Subsidiaries. The Company does not directly or indirectly control or own any interest in any other corporation, partnership, joint venture or other business association or entity (a "Subsidiary"), other than those listed in Schedule 3.1(a). Except as disclosed in Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction (collectively, "Liens"), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(ii) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise
         ------------------------------
         organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the
         Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect").

(iii) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereunder and thereunder have been duly authorized by all necessary action on the part of the
         Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each
         Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the
         Company in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general. Neither the Company nor any Subsidiary is in violation of any of the provisions of its certificate or articles of incorporation, by-laws or other organizational or charter documents.

(iv) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by
         ------------
         the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the
         Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or
         Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the
         Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except as do not, individually or in the aggregate, have or are reasonably be expected to result in a Material Adverse Effect.

(v) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing with the Commission of the Registration Statement, the application(s) to each Trading Market for the listing of the Underlying Shares for trading thereon in the time and manner required thereby, and applicable Blue Sky filings (collectively, the "Required Approvals").

(vi) Issuance of the Securities. The Securities have been duly authorized. The Notes have been, and the Underlying Shares or other securities issuable upon conversion of the Notes, when so issued in accordance with the terms of the Notes will be, validly issued. The Notes are, and the Underlying Shares or other securities issuable upon conversion of the Notes, when so issued in accordance with the terms of the Notes, will be fully paid and nonassessable and free of preemptive or similar rights. The Initial Notes have been, the Additional Notes shall be, and the Underlying Shares or other securities issuable upon conversion of the Notes, when so issued in accordance with the terms of the Notes will be, issued in compliance with applicable securities laws, rules and regulations. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock to be issued to the applicable Purchasers upon conversion or exercise of the Notes
         (assuming the Notes will be converted at the Fixed Conversion Price), Additional Investment Rights, Warrants or issuable pursuant to the other Transaction Documents.

(vii) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is set
         --------------
         forth in Schedule 3.1(g). No securities of the Company are entitled to preemptive or similar rights, and no Person has any
                  ---------------
         right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except as disclosed in Schedule 3.1(g), there are no outstanding options, warrants, script rights to subscribe to, calls or
                      ---------------
         commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of
         Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the
         Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the
         Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(viii) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act
         ---------------------------------
         and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has delivered to the Purchasers a copy of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC
         Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the
         Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(ix) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as
         ----------------
         specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

(x) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the
         ----------
         knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor
         any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities
         Act at any time within the three years preceding the Closing Date.

(xi) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

(xii) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred
         ----------
         that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any
         Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as does not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(xiii) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(xiv) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned
         ---------------
         by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the
         Company and the Subsidiaries are in compliance except where such failure to comply could not, individually or in the aggregate, have or result in a Material Adverse Effect.

(xv) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications,
         ----------------------
         trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the
         Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any
         Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual
         Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property
         Rights.

(xvi) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(xvii) Transactions With Affiliates and Employees. Except as set forth in SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(xviii) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xix) Solvency. Based on the financial condition of the Company as of the Closing Date and after giving effect to the
         --------
         transactions contemplated by the Transaction Documents, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid.
         The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(xx) Certain Fees. Except as described in Schedule 3.1(t), no brokerage or finder's fees or commissions are or will be payable
         ------------                          ---------------
         by the Company to any broker, financial advisor or consultant, finder placement agent, investment banker, bank or other
         Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchasers, their employees, officers, directors, agents, and partners, and their respective
         Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

(xxi) Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2(b)-(e), no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market and no shareholder approval is required for the Company to fulfill its obligations under the Transaction Documents.

(xxii) Form SB-2 Eligibility. The Company is eligible to register the resale of its Common Stock for resale by the Purchasers under Form SB-2 promulgated under the Securities Act.

(xxiii) Listing and Maintenance Requirements. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from any Eligible Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Eligible Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(xxiv) Registration Rights. Except as described in Schedule 3.1(x), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

(xxv) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

(xxvi) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the
         ----------
         Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(xxvii) No Violation. The issuance and sale of the Securities contemplated hereby does not conflict with or violate any rules or regulations of the Trading Market.

(xxviii) Acknowledgment Regarding Purchasers' Purchase of Securities. The
         Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company or any other Purchaser (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser's purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

(xxix) Investment Company. The Company is not, and is not an Affiliate of, an investment company within the meaning of the Investment Company Act of 1940, as amended.

(xxx) Seniority. Except as set forth on Schedule 3.1(dd), as of the date of this Agreement, no indebtedness of the Company is senior to the Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise.

(xxxi) Sarbanes-Oxley Act. The Company is in compliance with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the Commission thereunder in effect as of the date of this Agreement, except where such noncompliance could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) Representations and Warranties of the Purchasers. Each Purchaser hereby, as to itself only and for no other Purchaser, represents and warrants to the Company as follows:

(i) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws
         -----------------------
         of the jurisdiction of its organization with the requisite corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of this Agreement have been duly authorized by all necessary corporate or limited liability company action on the part of such Purchaser.
         This Agreement has been duly executed by such Purchaser and, when delivered by such Purchaser in accordance with terms hereof, will constitutes the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

(ii) Investment Intent. Such Purchaser is acquiring the Securities for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(iii) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises the Additional Investment Right it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

(iv) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(v) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(vi) Certain Trading Limitations. From [February 2, 2005] to the date of the 8-K Filing or the issuance of the press release
         ---------------------------
         pursuant to Section 4.8, each Purchaser agrees that it has not and will not enter into any Short Sales. For purposes of this Section 3.2(f), a "Short Sale" by a Purchaser means a sale of Common Stock that is marked as a short sale and that is
              --------------
         executed at a time when such Purchaser has no equivalent offsetting long position in the Common Stock. For purposes of determining whether a Purchaser has an equivalent offsetting long position in the Common Stock, all Common Stock and all
         Common Stock that would be issuable upon conversion or exercise in full of all Options then held by such Purchaser (assuming that such Options were then fully convertible or exercisable, notwithstanding any provisions to the contrary, and giving effect to any conversion or exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by such Purchaser.

         The Company acknowledges and agrees that each Purchaser does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this
Section 3.2.

40.
OTHER AGREEMENTS OF THE PARTIES

(a)      Transfer Restrictions.

(i) The Securities may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company or pursuant to Rule 144(k), except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, any transfer of Securities by a Purchaser to an
         Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.

(ii) The Purchasers agree to the imprinting, except as otherwise permitted by Section 4.1(c), the following legend on any certificate evidencing
         Securities:

         [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

(iii) The Company shall use its reasonable best efforts to ensure that certificates evidencing Securities shall not be required to contain the legend set forth in Section 4.1(b) or any other legend (i) while a Registration Statement covering the resale of such Securities is effective under the Securities Act, or (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the
         Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the Effective Date. Following the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than five Trading Days following the delivery by a
         Purchaser to the Company or the Company's transfer agent of a legended certificate representing such Securities, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the
         Company that enlarge the restrictions on transfer set forth in
Section 4.1(b).  For so long as any Purchaser owns
         Securities, the Company will not effect or publicly announce its intention to effect any exchange, recapitalization or other transaction that effectively requires or rewards physical delivery of certificates evidencing the Common Stock.

(iv) The Company acknowledges and agrees that a Purchaser may from time to time pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement or other loan or financing arrangement secured by the
         Securities and, if required under the terms of such agreement, loan or arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the
         Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule
         424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

(b) Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities (including the Underlying Shares) will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Securities (including the Underlying Shares) pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim that the Company may have against any Purchaser.

(c) Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to use its reasonable best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

(d) Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

(e)      Reservation and Listing of Securities.

(i) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

(ii) The Company shall (i) in the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the shares of Common Stock issued or issuable under the Transaction Documents, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on each Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv) maintain the listing of such Common Stock on each such Trading Market or another Eligible Market.

(iii) In the case of a breach by the Company of Section 4.5(a), in addition to the other remedies available to the Purchasers, the
         Purchasers shall have the right to require the Company to either: (i) use its best efforts to obtain the required shareholder approval necessary to permit the issuance of such shares of Common Stock as soon as is possible, but in any event not later than the 60th day after such notice, or (ii) within five Trading Days after delivery of a written notice, pay cash to such Purchaser, as liquidated damages and not as a penalty, in an amount equal to the number of shares of Common
         Stock not issuable by the Company times 115% of the average Closing Price over the five Trading Days immediately prior to the date of such notice or, if greater, the five Trading Days immediately prior to the date of payment (the "Cash Amount").
         If the exercising or converting Purchaser elects the first option under the preceding sentence and the Company fails to obtain the required shareholder approval on or prior to the 60th day after such notice, then within three Trading Days after such 60th day, the Company shall pay the Cash Amount to such Purchaser, as liquidated damages and not as penalty.

(f)      Subsequent Placements.

(a) From the date hereof until the Effective Date, the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or the Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a "Subsequent Placement").

(b) From the Effective Date until 30 Trading Days after the Effective Date (the "Blockout Period"), the Company will not, directly or indirectly, effect any Subsequent Placement except as set forth in Section 4.6(e).

(c) The Blockout Period set forth in Section 4.6(b) above shall be extended for the number of Trading Days during such period in which (i) trading in the Common Stock is suspended by any Trading Market, (ii) the Registration Statement is not effective, or (iii) the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of Registrable Securities thereunder.

(d) From the end of the Effective Date until the earlier of (i) the one year anniversary thereof or (ii) the date on which no principal amount of the Notes shall be outstanding, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 4.6(d).

(i) The Company shall deliver to each Purchaser a written notice (the "Offer") of any proposed or intended issuance or sale or exchange of the securities being offered (the "Offered Securities") in a Subsequent Placement, which Offer shall (w)
         identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the Persons or entities to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with each Purchaser (A) a pro rata portion of the Offered Securities based on such Purchaser's pro rata portion of the aggregate principal amount of the Notes purchased hereunder (the "Basic Amount"), and (B) with respect to each Purchaser that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Purchasers as such Purchaser shall indicate it will purchase or acquire should the other Purchasers subscribe for less than their Basic Amounts (the "Undersubscription Amount").
(ii) To accept an Offer, in whole or in part, a Purchaser must deliver a written notice to the Company prior to the end of the ten (10) Trading Day period of the Offer, setting forth the portion of the Purchaser's Basic Amount that such Purchaser elects to purchase and, if such Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if
         any, that such Purchaser elects to purchase (in either case, the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Purchasers are less than the total of all of the Basic Amounts, then each Purchaser who has set forth an
         Undersubcription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the
         "Available Undersubscription Amount"), each Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase on that portion of the Available Undersubscription Amount as the Basic Amount of such Purchaser bears to the total Basic Amounts of all Purchasers that have subscribed for Undersubscription Amounts, subject to rounding by the Board of Directors to the extent its deems reasonably necessary.
(iii) The Company shall have five (5) Trading Days from the expiration of the period set forth in Section 4.6(d)(ii) above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Purchasers (the "Refused Securities"), but only to the offerees described in the Offer and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer.
(iv) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4.6(d)(iii) above), then each Purchaser may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Purchaser elected to purchase pursuant to
         Section 4.6(d)(ii) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered
         Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to
         Purchasers pursuant to Section 4.6(c)(ii) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Purchaser so elects to reduce the number or amount of
         Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Purchasers in accordance with Section 4.6(d)(i) above.
(v) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Purchasers shall acquire from the Company, and the Company shall issue to the Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4.6(d)(iv) above if the Purchasers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Purchasers and their respective counsel.
(vi) Any Offered Securities not acquired by the Purchasers or other persons in accordance with Section 4.6(d)(iii) above may not be issued, sold or exchanged until they are again offered to the Purchasers under the procedures specified in this Agreement.
(e)      The restrictions contained in paragraphs (a), (b) and (d) of this
Section 4.6 shall not apply to Excluded Stock.

(g) Conversion and Exercise Procedures. The form of Exercise Notice included in the Additional Investment Rights, Warrants and Additional Investment Right Warrants and the form of Holder Conversion Notice included in the Notes set forth the totality of the procedures required by the Purchasers in order to exercise the Additional Investment Rights, Warrants, Additional Investment Right Warrants or convert the Notes. No additional legal opinion or other information or instructions shall be necessary to enable the Purchasers to exercise their Additional Investment Rights or convert their Notes. The Company shall honor exercises of the Additional Investment Rights, Warrants, Additional Investment Right Warrants and conversions of the Notes and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

(h) Securities Laws Disclosure; Publicity. On or before 8:30 a.m., New York time, on February 23, 2005, the Company shall issue a press release acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby. Within two Trading Days of the Closing Date, the Company shall file a Current Report on Form 8-K with the Commission (the "8-K Filing") describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement and the form of Notes and Additional Investment Rights, in the form required by the Exchange Act. Thereafter, the Company shall use its reasonable best efforts to timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Purchasers promptly after filing. The Company shall, at least two Trading Days prior to the filing or dissemination of any disclosure required by this paragraph, provide a copy thereof to the Purchasers for their review. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing without the express written consent of such Purchaser. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Purchaser shall have the right to require the Company to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information. No Purchaser shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Each press release disseminated during the 12 months prior to the Closing Date did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i) Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for (i) the repayment of all debt of the Company outstanding to UTFC Financing Solutions, LLC and (ii) working capital purposes and not for the satisfaction of any portion of the Company's debt (other than (a) payments set forth in subsection (i) above and (b) payment of trade payables and accrued expenses in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

     Indebtedness.

At any time after the date of this Agreement, neither the Company nor any Subsidiary of the Company shall incur indebtedness, liabilities or obligations that are senior to the Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise.

The provisions of this Section 4.10 shall terminate and be of no further force or effect upon the conversion or indefeasible repayment in full of the Notes and all accrued interest thereon and any and all expenses or liabilities relating thereto.

     Repayment of Notes. Each of the parties hereto agrees that all repayments of the Notes (including any accrued interest thereon) by the Company (other than by conversion of the Notes) will be paid pro rata to the holders thereof based upon the principal amount then outstanding to each of such parties.

     No Impairment. At all times after the date hereof, the Company will not take or permit any action, or cause or permit any subsidiary to take or permit any action that impairs or adversely affects the rights of the Purchasers under the Agreement or the Notes.

     Fundamental Changes. In addition to any other rights provided by law or set forth herein, from and after the date of this Agreement and for so long as any Notes remain outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the outstanding principal face amount of the Notes:

purchase, redeem (other than pursuant to equity incentive agreements with non-officer employees giving the Company the right to repurchase shares upon the termination of services) or set aside any sums for the purchase or redemption of, or declare or pay any dividend (including a dividend payable in stock of the Company) or make any other distribution with respect to, any shares of capital stock or any other securities that are convertible into or exercisable for such stock;

change the nature of the Company's business to any business which is fundamentally distinct and separate from the business currently conducted by the Company; or

cause or permit any subsidiary of the Company directly or indirectly to take any actions described in clauses (a) through (b) above, other than issuing securities to the Company.

(j)      Indemnification.

(i) If any Purchaser or any of its Affiliates or any officer, director, partner, controlling person, employee or agent of a
         Purchaser or any of its Affiliates (a "Related Person") becomes involved in any capacity in any Proceeding brought by or against any Person in connection with or as a result of the transactions contemplated by the Transaction Documents, the
         Company will indemnify and hold harmless such Purchaser or Related Person for its reasonable legal and other expenses
         (including the costs of any investigation, preparation and travel) and for any Losses incurred in connection therewith, as such expenses or Losses are incurred, excluding only Losses that result directly from such Purchaser's or Related Person's gross negligence or willful misconduct. In addition, the Company shall indemnify and hold harmless each Purchaser and
         Related Person from and against any and all Losses, as incurred, arising out of or relating to any breach by the Company of any of the representations, warranties or covenants made by the Company in this Agreement orany other Transaction Document or any allegation by a third party that, if true, would constitute such a breach. The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by Section 6.4(c) below. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the
         Purchasers and any such Related Persons. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or reimburse the Purchasers on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses). Without limiting the generality of the foregoing, the Company specifically agrees to reimburse the
         Purchasers on demand for all costs of enforcing the indemnification obligations in this paragraph.

(k) Shareholders Rights Plan. No claim will be made or enforced by the Company or any other Person that any Purchaser is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Underlying Shares under the Transaction Documents or under any other agreement between the Company and the Purchasers.

(l) Delivery of Certificates. In addition to any other rights available to a Purchaser, if the Company fails to deliver to such Purchaser a certificate representing Common Stock on the date on which delivery of such certificate is required by any Transaction Document, and if after such date such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of the shares that the Purchaser anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three Trading Days after such Purchaser's request and in such Purchaser's discretion, either (i) pay cash to such Purchaser in an amount equal to such Purchaser's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate or certificates representing such Common Stock and pay cash to such Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate.

(m) Repayment of Indebtedness. Immediately upon consummation of the transactions contemplated by the Transaction Documents, the Company shall pay all amounts owing by the Company to UTFC Financing Solutions, LLC.

41.      CONDITIONS

(a) Conditions Precedent to the Obligations of the Purchasers. The obligation of each Purchaser to acquire Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

(i) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date, except those representations and warranties that speak as of a specific date, in which case such representations and warranties shall be true and correct as of such date;

(ii) Performance. The Company and each other Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

(iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(iv) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would be expected to have or result in a Material Adverse Effect; and

(v) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on an Eligible Market.

(b) Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(i) Representations and Warranties. The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

(ii) Performance. The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing; and

(iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

42.
REGISTRATION RIGHTS

(a)      Shelf Registration.

(i) As promptly as possible, and in any event on or prior to the Filing Date, the Company shall prepare and file with the Commission a "shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance herewith as the Purchasers may consent) and shall contain (except if otherwise directed by the Purchasers) the "Plan of Distribution", substantially as attached hereto as Exhibit F.

(ii) The Company shall use its best efforts to cause the Registration Statement to be declared effective by the Commission as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the Registrable Securities can be sold under Rule 144(k) or such earlier date when all Registrable Securities covered by such Registration Statement have been sold publicly (the "Effectiveness Period").

(iii) The Company shall notify each Purchaser in writing promptly (and in any event within one business day) after receiving notification from the Commission that the Registration Statement has been declared effective.

(iv) As promptly as possible, and in any event no later than the Post-Effective Amendment Filing Deadline, the Company shall prepare and file with the Commission a Post-Effective Amendment. The Company shall use its best efforts to cause the Post-Effective Amendment to be declared effective by the Commission as promptly as possible after the filing thereof, but in any event prior to the fifteenth Trading Day after the Post-Effective Amendment Filing Deadline. The Company shall notify each Purchaser in writing promptly (and in any event within one business day) after receiving notification from the Commission that the Post-Effective Amendment has been declared effective.

(v) If: (i) any Registration Statement is not filed on or prior to the Filing Date (if the Company files such Registration
         Statement without affording the Purchasers the opportunity to review and comment on the same as required by Section 6.2(a)
         hereof, the Company shall not be deemed to have satisfied this clause
(i)), or (ii) a Post-Effective Amendment is not filed on or prior to the Post-Effective Amendment Filing Deadline or is not
declared effective on or prior to the fifteenth
         Trading Day after the Post-Effective Amendment Filing Deadline; or
 (iii) the-Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within ten Trading Days afterthe
         date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration
         Statement will not be "reviewed," or will not be subject to further review, or (iv) the Company fails to respond to any comments made by the Commission within ten Trading Days after the receipt of such comments, except if such comments relate to the financials statements of the Company or other accounting related issues, in which case, such response period shallbe no longer than fifteen Trading Days or (v) a Registration Statement filed hereunder is not declared effective by the
         Commission by the Required Effectiveness Date, or (vi) after a Registration Statement is filed with and declared effective by the Commission, such Registration Statement ceases to be effective as to all Registrable Securities to which it is required to relate (other than the requirement of the Company to file a Post-Effective Amendment and for such
         Post-Effective Amendment to be declared effective) at any time prior to the expiration of the Effectiveness Period without being succeeded within ten Trading Days by an amendment to such Registration Statement or by a subsequent Registration
         Statement filed with and declared effective by the Commission, or
(vii) an amendment to a Registration Statement is not filed by the Company with the Commission within ten Trading Days after the Commission's having notified the Company that
         such amendment is required in order for such Registration Statement to be declared effective, or (viii) the Common Stock is not listed or quoted, or is suspended from trading on an Eligible Market for a period of three Trading Days (which need not be consecutive Trading Days), or (ix) the exercise rights of the Purchasers pursuant to the Additional Investment Rightsare suspended for any reason (any such failure or breach being referred to as an "Event," and for purposes of clause (i), (ii),
         (v) or (ix) the date on which such Event occurs, or for purposes of clause (iii) the date on which such five Trading Day period is exceeded, or for purposes of clauses (iv), (vi) or (vii) the date which such ten Trading Day-period is exceeded, or for purposes of clause (viii) the date on which such three Trading Day period is exceeded, being referred to as "'Event
         Date"), then: (x) on each such Event Date the Company shall pay to each Purchaser an amount in cash, as liquidated damages and not as a penalty, equal to 2% of the aggregate purchase price paid by such Purchaser pursuant to the PurchaseAgreement;
         and (y) on each monthly anniversary of each such Event Date thereof (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Purchaser an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by such Purchaser pursuant to the Purchase
         Agreement. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchaser, accruing daily from the date such liquidated damages are dueuntil such amounts, plus all such interest thereon, are paid in full.

(vi) The Company shall not, prior to the Effective Date of the Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities.

(vii) If the Company issues to the Purchasers any Common Stock pursuant to the Transaction Documents that are not included in the initial Registration Statement, then the Company shall file an additional Registration Statement covering such number of shares of Common Stock on or prior to the Filing Date and shall use it best efforts, but in no event later than the Required Filing Date, to cause such additional Registration Statement to become effective by the Commission.

(viii) Notwithstanding anything in this Agreement to the contrary, after 60 consecutive Trading Days of continuous effectiveness of the initial Registration Statement filed and declared effective pursuant to this Agreement, the Company may, by written notice to the Purchasers, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Purchasers immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Company is engaged in a material merger, acquisition or sale and the Board of
         Directors determines in good faith, by appropriate resolutions, that, as a result of such activity, (A) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to file a
         Registration Statement at such time and (B) it is in the best interests of the Company to defer proceeding with such registration at such time. Upon receipt of such notice, each Purchaser shall immediately discontinue any sales of
         Registrable Securities pursuant to such registration until such Purchaser has received copies of a supplemented or amended
       Prospectus or until such Purchaser is advised in writing by the Company that the then-current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such
       Prospectus. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company's Board of Directors) the failure to require such suspension would be materially detrimental to the Company. The Company's rights under this Section 6(h) may be exercised for a period of no more than 20 days in any twelve-month period, of which no more than 7 days may be consecutive. Immediately after the end of any suspension period under this Section 6(e), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the
         Purchasers to publicly resell their Registrable Securities pursuant to such effective Registration Statement.

(b) Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

(i) Not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Purchasers and Purchaser Counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Purchasers and Purchaser Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.
 The Company shall not file a Registration Statement or
       any such Prospectus or any amendments or supplements thereto to which Purchasers holding a majority of the Registrable
       Securities shall reasonably object.

(ii) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration
         Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the
         Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten days, except if such comments relate to the financials statements of the Company or other accounting related issues, in which case, such response period shall be no longer than fifteen Trading Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Purchasers true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Purchasers thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented

(iii) Notify the Purchasers of Registrable Securities to be sold and the Purchaser Counsel as promptly as reasonably possible, and
         (if requested by any such Person) confirm such notice in writing no later than one Trading Day thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a "review" of any Registration Statement;
         (ii) the Commission comments in writing on any Registration Statement (in which case the Company shall deliver to each
         Purchaser a copy of such comments and of all written responses thereto); (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included or incorporated by reference in any Registration Statement become ineligible for inclusion or incorporation therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iv) Use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

(v) Furnish to each Purchaser and Purchaser Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(vi) Promptly deliver to each Purchaser and Purchaser Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(vii) (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to the Purchasers evidence of such listing; and (iv) maintain the listing of such Registrable Securities on each such Trading Market or another Eligible Market.

(viii) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Purchasers and Purchaser Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement.

(ix) Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Purchasers may request.

(x) Upon the occurrence of any event described in Section 6.2(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(xi) Cooperate with any due diligence investigation undertaken by the Purchasers in connection with the sale of Registrable Securities, including, without limitation, by making available any documents and information; provided that the Company will not deliver or make available to any Purchaser material, nonpublic information unless such Purchaser specifically requests in advance to receive material, nonpublic information in writing.

(xii)    Comply with all applicable rules and regulations of the Commission.

(c) Registration Expenses. The Company shall pay (or reimburse the Purchasers for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Purchasers), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company and up to $5,000 for the Purchaser Counsel, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market.

(d)      Indemnification.

(i) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold
         ------------------------------
         harmless each Purchaser, the officers, directors, partners, members, agents, brokers (including brokers who offer and sell
         Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Purchaser (within the meaning of
         Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or
       (ii) in the case of an occurrence of an event of the type specified in
 Section 6.2(c)(v)-(vii), the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such
Purchaser in writing that the Prospectus is outdated
       or defective and prior to the receipt by such Purchaser of the Advice contemplated in Section 6.5. The Company shall notify the Purchasers promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(ii) Indemnification by Purchasers. Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company,
         -----------------------------
       its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the
       Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling
       Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or
       (ii) in the case of an occurrence of an event of the type specified in
 Section 6.2(c)(v)-(vii), the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such
 Purchaser in writing that the Prospectus is outdated
       or defective and prior to the receipt by such Purchaser of the Advice contemplated in Section 6.5. In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(iii) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to
         --------------------------------------
       indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or
(iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ one separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(iv)     Contribution.  If a claim for indemnification under Section 6.4(a) or
 (b) is unavailable to an Indemnified Party (by reason
         ------------
         of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified
       Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

(e) Dispositions. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(v), (vi) or
(vii), such Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 6.2(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(f) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Purchasers in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

(g) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and if, within five days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Purchaser requests to be registered.

43. MISCELLANEOUS

(a) Termination. This Agreement may be terminated by the Company or any Purchaser, by written notice to the other parties, if the Closing has not been consummated by the third Trading Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

(b) Fees and Expenses. At the Closing, the Company shall pay to Iroquois Capital, L.P. an aggregate of $35,000, of which amount $10,000 has been previously paid by the Company, for their legal fees and expenses incurred in connection with the preparation and negotiation of this Agreement. In lieu of the foregoing remaining payment, Iroquois Capital, L.P. may retain such amount at the Closing. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities.

(c) Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Purchasers such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:                                   Endavo Media and communications, Inc.
                                                              50 West Broadway
                                                              Suite 400
                                                              Salt Lake City, Utah 84101
                                                              Attn: Paul Hamm, President
                                                              Fax: (801) 933-5640

         With a copy to:                                      Paul Hamm
                                                              AlphaWest Capital Partners
                                                              Suite 130
                                                              10 Glenlake Parkway
                                                              Atlanta, GA 30328
                                                              Fax: (678) 623-5026

                                                              and

                                                             Sonfield & Sonfield
                                                             Attorneys at Law
                                                             770 South Post Oak Lane
                                                             Houston, Texas  77056
                                                             Fax:   (713) 877-1547
                                                             Attn: Robert L. Sonfield, Jr.

         If                                                  to the Purchasers:
                                                             To the address set
                                                             forth under such
                                                             Purchaser's name on
                                                             the signature pages
                                                             attached hereto.

         or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(e) Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Purchasers under Article VI and that does not directly or indirectly affect the rights of other Purchasers may be given by Purchasers holding at least a majority of the Registrable Securities to which such waiver or consent relates.

(f) Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers." Notwithstanding anything to the contrary herein, Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.

(h) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 4.14 and each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Sections directly against the parties with obligations thereunder.

(i) Governing Law; Venue; Waiver of Jury Trial. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY ANY OF THE TRANSACTION DOCUMENTS (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, SHAREHOLDERS, EMPLOYEES OR AGENTS) SHALL BE COMMENCED EXCLUSIVELY IN THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THIS AGREEMENT), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. IF EITHER PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS AGREEMENT OR ANY TRANSACTION DOCUMENT, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS REASONABLE ATTORNEYS FEES AND OTHER REASONABLE COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.

(j) Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable.

(k) Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

(l) Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(m) Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(n) Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

(o) Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages (other than special, consequential or punitive damages), each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(p) Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser hereunder or pursuant to the Additional Investment Rights or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(q) Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "Maximum Rate"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate of interest applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser's election.

(r) Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Notes pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser represents that it has been represented by its own separate legal counsel in its review and negotiations of this Agreement and the Transaction Documents and that Proskauer Rose LLP represents only Iroquois Capital, L.P. in connection with this Agreement and the Transaction Documents.

(s) Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement to a number of shares or a price per share shall be amended to appropriately account for such event.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                         ENDAVO MEDIA AND COMMUNICATIONS, INC.


                                                     By: ____________________
                                                            Name:
                                                            Title:



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES OF PURCHASERS FOLLOW.]

                                                     PURCHASER:

                                                     IROQUOIS CAPITAL, L.P.


                                                     By:
                                                               --------------
                                                     Name:
                                                    Title:

                                                     Purchase Price:                           $[                 ]
                                                     Initial Note Principal Amount -                         ______

                                                     Warrant Shares:                                         ______

                         Additional Investment Right A -
                                                     Additional Notes:                                       ______

                         Additional Investment Right A -
                                                     Warrant Shares:                                         ______

                         Additional Investment Right B-
                                                     Additional Notes:                                       ______

                         Additional Investment Right B -
                                                     Warrant Shares:                                         ______

                                                     Address for Notice:

                                                     IROQUOIS CAPITAL, L.P.
                                                     641 Lexington Avenue
                                                     26th Floor
                                                     New York, NY 10022
                                                     Facsimile No.: (212) 207-3452
                                                     Attn.: Josh Silverman

                                                     With a copy to:

                                                     Proskauer Rose LLP
                                                     1585 Broadway
                             New York, NY 10036-8299
                          Facsimile No.: (212) 969-2900
                           Attn: Adam J. Kansler, Esq.

                                                     PURCHASER:

                                                     -----------------------------------



                                                     By:
                                                               ----------------------------------------------------
                                      Name:
                                     Title:


                                                     Purchase Price:                           $[                 ]

                                                     Initial Note Principal Amount -                         ______

                                                     Warrant Shares:                                         ______

                         Additional Investment Right A -
                                                     Additional Notes:                                       ______


                         Additional Investment Right A -
                                                     Warrant Shares:                                         ______

                         Additional Investment Right B-
                                                     Additional Notes:                                       ______

                         Additional Investment Right B -
                                                     Warrant Shares:                                         ______

                                                     Address for Notice:



Exhibits:

A-1. Form of Additional Investment Right A

A-2. Form of Additional Investment Right B

B-1. Form of Initial Note

B-2. Form of Additional Investment Right A Note

B-3. Form of Additional Investment Right B Note

C. Transfer Agent Instructions

D. Form of Warrant

5. Opinion of Company Counsel

6. Plan of Distribution

7. Form of Security Agreement

































                                  EXHIBIT 10.2

                     Form of Additional Investment Right "A"

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.



                      ENDAVO MEDIA AND COMMUNICATIONS, INC.

                           ADDITIONAL INVESTMENT RIGHT

Additional Investment Right No. [  ]                   Dated: February __, 2005

         Endavo Media and Communications, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, [Name of Holder] or its registered assigns (the "Holder"), is entitled to purchase from the Company (a) up to a total of [$_________]3 in principal amount of 8.0% senior secured convertible notes due February __, 2007 of the Company in the form attached as Exhibit A hereto (each such note, an "Additional Note" and all such notes, the "Additional Notes") and (b) only as part of and in connection with the purchase of the Additional Notes, warrants (the "Additional Investment Right Warrants") in the form attached hereto as Exhibit B to acquire up to [________]4 shares of Common Stock, at any time or from time to time from and after Closing Date and through and including the date occurring on the 6-month anniversary of the Effective Date (the "Expiration Date"), and subject to the following terms and conditions. This Additional Investment Right (this "Additional Investment Right") is one of a series of similar additional investment rights issued pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchasers identified therein (the "Purchase Agreement"). All such additional investment rights are referred to herein, collectively, as the "Additional Investment Rights."

44. Definitions. In addition to the terms defined elsewhere in this Additional Investment Right, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

45. Registration of Additional Investment Right. The Company shall register this Additional Investment Right, upon records to be maintained by the Company for that purpose (the "Additional Investment Right Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Additional Investment Right as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

46. Registration of Transfers. The Company shall register the assignment and transfer of any portion of this Additional Investment Right in the Additional Investment Right Register, upon surrender of this Additional Investment Right, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new additional investment right to purchase Additional Notes, in substantially the form of this Additional Investment Right (any such new additional investment right, a "New Additional Investment Right"), evidencing the portion of this Additional Investment Right so transferred shall be issued to the transferee and a New Additional Investment Right evidencing the remaining portion of this Additional Investment Right not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Additional Investment Right by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of an Additional Investment Right. Notwithstanding anything herein to the contrary, the Company shall not be required to (a) register more than an aggregate of five transfers and five exchanges by the Holder and any direct or indirect transferees or assigns thereof, in the aggregate, under this Section 3, other than transfers or assignments to successors in interest to such Holder and (b) at any time prior to the effectiveness of the Registration Statement, any register transfer to a transferee unless the Holder certifies to the Company that such transferee is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

47. Exercise and Duration of Additional Investment Right.

(a) This Additional Investment Right shall be exercisable by the registered Holder at any time or from time to time on or after the Effective Date to and including the Expiration Date. At 6:30 P.M., New York City time on the Expiration Date, the portion of this Additional Investment Right not exercised prior thereto shall be void and of no further force and effect.

(b) The Holder may exercise this Additional Investment Right by delivering to the Company (i) an exercise notice, in the form attached hereto (the "Exercise Notice"), appropriately completed and duly signed and (ii) payment of the principal amount of the Additional Notes as to which this Additional Investment Right is being exercised (the "Exercise Price"). The date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an "Exercise Date." The Holder shall not be required to deliver the original Additional Investment Right in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Additional Investment Right and issuance of a New Additional Investment Right evidencing the right to purchase the remaining number of Additional Notes and Additional Investment Right Warrants.

(c) The Additonal Note issued upon the exercise of this Additional Investment Right shall have a conversion price equal to the Fixed Conversion Price (the "AIR Conversion Price").


48. Delivery of Additional Notes and Additional Investment Right Warrants.

(a) Upon exercise of this Additional Investment Right, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, (i) a certificate for the Additional Notes and Additional Investment Right Warrants issuable upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Underlying Shares to be issued thereunder, as the case may be, and naming the Holder as a selling stockholder thereunder is not then effective and the Additional Notes or Additional Investment Right Warrants, or the Underlying Shares associated therewith, are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act, (ii) the legal opinions of Company Counsel, substantially in the form of Exhibit E to the Purchase Agreement, executed by such counsel and delivered to the Holders relating to the Additional Notes and Additional Investment Right Warrants, and (iii) a certificate from an officer of the Company that each of the representations and warranties of the Company set forth in Section 3.1 of the Purchase Agreement are true and correct as of the date when made and as of the Exercise Date as though made on and as of such date, except for such representations and warranties that speak as of a certain date, and in such shall have been true and correct as of such date, and each of the other conditions set forth in Section 5.1 of the Purchase Agreement have been satisfied as of the Exercise Date. The Holder, or, subject to Section 3, any Person so designated by the Holder to receive Additional Notes or Additional Investment Right Warrants, shall be deemed to have become holder of record of such Additional Notes or Additional Investment Right Warrants as of the Exercise Date. The Company shall, upon request of the Holder and if the Notes meet the requirements therefore, use its best efforts to deliver Additional Notes hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

(b) This Additional Investment Right is exercisable, either in its entirety or, from time to time, for a portion of the number of Additional Notes and Additional Investment Right Warrants. Upon surrender of this Additional Investment Right following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Additional Investment Right evidencing the right to purchase the remaining number of Additional Notes and Additional Investment Right Warrants.

(c) In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder a certificate representing the Underlying Shares issuable upon conversion of the Additional Notes or the exercise of the Additional Investment Right Warrants on the date on which delivery of such certificate is required by this Additional Investment Right, an Additional Note or any Additional Investment Right Warrant, and if after such date the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Common Stock that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate.

(d) The Company's obligations to issue and deliver Additional Notes and Additional Investment Right Warrants in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any set-off, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Additional Notes and Additional Investment Right Warrants. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing Additional Notes upon exercise of the Additional Investment Right as required pursuant to the terms hereof.

49. Charges, Taxes and Expenses. Issuance and delivery of certificates for Additional Notes and Additional Investment Right Warrants upon exercise of this Additional Investment Right shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Additional Investment Right or receiving Additional Notes and Additional Investment Right Warrants upon exercise hereof.

50. Replacement of Additional Investment Right. If this Additional Investment Right is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Additional Investment Right, a New Additional Investment Right, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.

51. Reservation of Common Stock. The Company covenants that it will at all times reserve and keep available out of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Common Stock issuable upon conversion of Additional Notes and Additional Investment Right Warrants as therein provided. The Company covenants that all Additional Notes and Additional Investment Right Warrants so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that any shares of Common Stock issuable upon conversion of the Additional Notes and exercise of the Additional Investment Right Warrants may be issued as provided therein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

52. Certain Adjustments. The AIR Conversion Price and other terms of the Additional Notes issuable upon exercise of this Additional Investment Right shall be subject to adjustment from time to time as set forth in the Initial Notes issued by the Company on the date hereof pursuant to the Purchase Agreement. The exercise price and other terms of the Additional Investment Right Warrants issuable upon exercise of this Additional Investment Right shall be subject to adjustment from time to time as set forth in the Warrants issued by the Company on the date hereof pursuant to the Purchase Agreement. At least 30 days prior to any such event (or if not practicable, as soon as possible) or transaction involving a Fundamental Transaction (as defined in the Additional
Note) or otherwise potentially giving rise to an adjustment or modification of the terms and provisions of the Additional Note, the Company will give the Holder notice thereof of the date of the transaction and the effect thereof on the terms of the Additional Notes, provided, that failure to provide such notice shall not invalidate any such corporate action. The Company will use its best efforts to take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Additional Investment Right prior to the time of such event or transaction.

53. Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds to the Company in the manner specified by the Company in the Purchase Agreement.

54. Call Right.

(a) Subject to the provisions of this Section 11, if after the date hereof (i) the Closing Price of the Company's Common Stock on the OTC Bulletin Board or other Eligible Market is equal to or above $1.7484 per share (as adjusted for any stock splits, stock combinations, stock dividends and other similar events) (the "Threshold Price") for each of twenty (20) consecutive Trading Days and
(ii) the Common Stock trades at least 75,000 shares per day during such twenty Trading Day period, then the Company shall have the right, but not the obligation (the "Call Right"), on thirty (30) days prior written notice to the Holder, to redeem any unexercised portion of this Additional Investment Right for which an Exercise Notice has not yet been delivered (the "Call Amount").

(b) To exercise this Call Right, the Company shall deliver to the Holder an irrevocable written notice (a "Call Notice"), indicating the Call Amount. The date that the Company delivers the Call Notice to the Holder shall be referred to as the "Call Date." Within thirty (30) days of receipt of the Call Notice, and provided that the Holder is permitted to exercise this Additional Investment Right pursuant to Section 4(a) above, the Holder may exercise this Additional Investment Right in whole or in part in accordance with Section 4(b) above. Any portion of the Call Amount that is not exercised by 6:30 p.m. (New York City time) on the thirtieth (30th) day following the date of receipt of the Call Notice (the "Redemption Date") shall be cancelled without payment by the Company. Any unexercised portion of this Additional Investment Right to which the Call Notice does not pertain (the "Remaining Portion") will be unaffected by such Call Notice. The Company covenants and agrees that it will honor any Exercise Notice with respect to the Call Amount that is tendered to the Company from the time of delivery of the Call Notice through and including 6:30 p.m. (New York City time) on the Redemption Date.

(c) Notwithstanding anything to the contrary set forth in this Additional Investment Right, the Company may not deliver a Call Notice or require the cancellation of any unexercised Call Amount (and any Call Notice will be void), unless from the beginning of the twenty (20) consecutive Trading Days used to determine whether the Common Stock has achieved the Threshold Price through the date on which the Holder exercises the Call Amount (the "Call Period") (i) the Company shall have honored in accordance with the terms of this Additional Investment Right any Exercise Notice delivered by 6:30 p.m. (New York City time) on the Call Date, and (ii) the Registration Statement shall be effective as to the Underlying Shares and the prospectus thereunder available for use by the Holder for the resale of the Underlying Shares.5


55. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or
(iv) upon actual receipt by the party to whom such notice is required to be given. The address and facsimile numbers for such notices or communications shall be as set forth in the Purchase Agreement.

56. Miscellaneous.

(a) Subject to the restrictions on transfer set forth on the first page hereof, this Additional Investment Right may be assigned by the Holder. This Additional Investment Right may not be assigned by the Company except to a successor in the event of a Fundamental Transaction (as defined in the Additional Note). This Additional Investment Right shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Additional Investment Right shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Additional Investment Right. This Additional Investment Right may be amended only in writing signed by the Company and the Holder, their respective successors or permitted assigns.

(b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Additional Investment Right, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

(C) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS ADDITIONAL INVESTMENT RIGHT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY ANY OF THE TRANSACTION DOCUMENTS (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, SHAREHOLDERS, EMPLOYEES OR AGENTS) SHALL BE COMMENCED EXCLUSIVELY IN THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THIS ADDITIONAL INVESTMENT RIGHT), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS ADDITIONAL INVESTMENT RIGHT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS ADDITIONAL INVESTMENT RIGHT OR ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. IF EITHER PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS ADDITIONAL INVESTMENT RIGHT OR ANY TRANSACTION DOCUMENT, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS REASONABLE ATTORNEYS FEES AND OTHER REASONABLE COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.

(d) The headings herein are for convenience only, do not constitute a part of this Additional Investment Right and shall not be deemed to limit or affect any of the provisions hereof.

(e) In case any one or more of the provisions of this Additional Investment Right shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Additional Investment Right shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Additional Investment Right.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Additional Investment Right to be duly executed by its authorized officer as of the date first indicated above.


                                         ENDAVO MEDIA AND COMMUNICATIONS, INC.


                                            By:
                                            Name:
                                            Title:

                                                         98
  5516/75415-001   NYWORD/328604v1


  5516/75415-001   NYWORD/328604v1
                             FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase $______________ principal amount of Additional Notes under the foregoing Additional Investment Right)

To:  Endavo Media and Communications, Inc.

The undersigned is the Holder of Additional Investment Right No. _______ the "Additional Investment Right") issued by Endavo Media and Communications, Inc., a Delaware corporation (the "Company"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Additional Investment Right.

1. The Additional Investment Right is currently exercisable to purchase a total of $______________ principal amount of
         Additional Notes.
2. The undersigned Holder hereby exercises its right to purchase _________________ $______________ principal amount of
         Additional Notes pursuant to the Additional Investment Right.
3. The Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Additional Investment Right.
4. Pursuant to this exercise, the Company shall deliver to the Holder $______________ principal amount of Additional Notes and
       Additional Investment Right Warrants exercisable for __________ shares of Common Stock in accordance with the terms of the
       Additional Investment Right.
5. Following this exercise, the Additional Investment Right shall be exercisable to purchase a total of $______________
       principal amount of Additional Notes and Additional Investment Right Warrants exercisable for ____________ shares of Common
       Stock.


Dated:                      ,                                Name of Holder:
       ---------------------  -------

                                                             (Print)

                                                             By:
                                                             Name:
                                                             Title:

                             (Signature must conform in all respects to name of
                              holder as specified on the face of the Additional Investment Right)

                               FORM OF ASSIGNMENT

 [To be completed and signed only upon transfer of Additional Investment Right]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Additional Investment Right to purchase $______________ principal amount of Additional Notes and Additional Investment Right Warrants exercisable for __________ shares of Common Stock of Endavo Media and Communications, Inc. to which the within Additional Investment Right relates and appoints ________________ attorney to transfer said right on the books of Endavo Media and Communications, Inc. with full power of substitution in the premises.



Dated:                      ,
       ---------------------


                  (Signature must conform in all respects to name of holder as specified on the face of the Additional Investment Right)


                                                Address of Transferee






In the presence of:

















                                  EXHIBIT 10.3

                     Form of Additional Investment Right "B"

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.



                      ENDAVO MEDIA AND COMMUNICATIONS, INC.

                           ADDITIONAL INVESTMENT RIGHT

Additional Investment Right No. [  ]                   Dated: February __, 2005

         Endavo Media and Communications, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, [Name of Holder] or its registered assigns (the "Holder"), is entitled to purchase from the Company (a) up to a total of [$_________]6 in principal amount of 8.0% senior secured convertible notes due February __, 2007 of the Company in the form attached as Exhibit A hereto (each such note, an "Additional Note" and all such notes, the "Additional Notes") and (b) only as part of and in connection with the purchase of the Additional Notes, warrants (the "Additional Investment Right Warrants") in the form attached hereto as Exhibit B to acquire up to [________]7 shares of Common Stock, at any time or from time to time from and after Closing Date and through and including the date occurring on the 6-month anniversary of the Effective Date (the "Expiration Date"), and subject to the following terms and conditions. This Additional Investment Right (this "Additional Investment Right") is one of a series of similar additional investment rights issued pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchasers identified therein (the "Purchase Agreement"). All such additional investment rights are referred to herein, collectively, as the "Additional Investment Rights."

57. Definitions. In addition to the terms defined elsewhere in this Additional Investment Right, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

58. Registration of Additional Investment Right. The Company shall register this Additional Investment Right, upon records to be maintained by the Company for that purpose (the "Additional Investment Right Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Additional Investment Right as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

59. Registration of Transfers. The Company shall register the assignment and transfer of any portion of this Additional Investment Right in the Additional Investment Right Register, upon surrender of this Additional Investment Right, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new additional investment right to purchase Additional Notes, in substantially the form of this Additional Investment Right (any such new additional investment right, a "New Additional Investment Right"), evidencing the portion of this Additional Investment Right so transferred shall be issued to the transferee and a New Additional Investment Right evidencing the remaining portion of this Additional Investment Right not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Additional Investment Right by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of an Additional Investment Right. Notwithstanding anything herein to the contrary, the Company shall not be required to (a) register more than an aggregate of five transfers and five exchanges by the Holder and any direct or indirect transferees or assigns thereof, in the aggregate, under this Section 3, other than transfers or assignments to successors in interest to such Holder and (b) at any time prior to the effectiveness of the Registration Statement, any register transfer to a transferee unless the Holder certifies to the Company that such transferee is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

60. Exercise and Duration of Additional Investment Right.

(a) This Additional Investment Right shall be exercisable by the registered Holder at any time or from time to time on or after the Effective Date to and including the Expiration Date. At 6:30 P.M., New York City time on the Expiration Date, the portion of this Additional Investment Right not exercised prior thereto shall be void and of no further force and effect.

(b) The Holder may exercise this Additional Investment Right by delivering to the Company (i) an exercise notice, in the form attached hereto (the "Exercise Notice"), appropriately completed and duly signed and (ii) payment of the principal amount of the Additional Notes as to which this Additional Investment Right is being exercised (the "Exercise Price"). The date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an "Exercise Date." The Holder shall not be required to deliver the original Additional Investment Right in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Additional Investment Right and issuance of a New Additional Investment Right evidencing the right to purchase the remaining number of Additional Notes and Additional Investment Right Warrants.

(c) The Additonal Note issued upon the exercise of this Additional Investment Right shall have a conversion price equal to the Fixed Conversion Price (the "AIR Conversion Price").


61. Delivery of Additional Notes and Additional Investment Right Warrants.

(a) Upon exercise of this Additional Investment Right, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, (i) a certificate for the Additional Notes and Additional Investment Right Warrants issuable upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Underlying Shares to be issued thereunder, as the case may be, and naming the Holder as a selling stockholder thereunder is not then effective and the Additional Notes or Additional Investment Right Warrants, or the Underlying Shares associated therewith, are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act, (ii) the legal opinions of Company Counsel, substantially in the form of Exhibit E to the Purchase Agreement, executed by such counsel and delivered to the Holders relating to the Additional Notes and Additional Investment Right Warrants, and (iii) a certificate from an officer of the Company that each of the representations and warranties of the Company set forth in Section 3.1 of the Purchase Agreement are true and correct as of the date when made and as of the Exercise Date as though made on and as of such date, except for such representations and warranties that speak as of a certain date, and in such shall have been true and correct as of such date, and each of the other conditions set forth in Section 5.1 of the Purchase Agreement have been satisfied as of the Exercise Date. The Holder, or, subject to Section 3, any Person so designated by the Holder to receive Additional Notes or Additional Investment Right Warrants, shall be deemed to have become holder of record of such Additional Notes or Additional Investment Right Warrants as of the Exercise Date. The Company shall, upon request of the Holder and if the Notes meet the requirements therefore, use its best efforts to deliver Additional Notes hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

(b) This Additional Investment Right is exercisable, either in its entirety or, from time to time, for a portion of the number of Additional Notes and Additional Investment Right Warrants. Upon surrender of this Additional Investment Right following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Additional Investment Right evidencing the right to purchase the remaining number of Additional Notes and Additional Investment Right Warrants.

(c) In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder a certificate representing the Underlying Shares issuable upon conversion of the Additional Notes or the exercise of the Additional Investment Right Warrants on the date on which delivery of such certificate is required by this Additional Investment Right, an Additional Note or any Additional Investment Right Warrant, and if after such date the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Common Stock that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate.

(d) The Company's obligations to issue and deliver Additional Notes and Additional Investment Right Warrants in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any set-off, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Additional Notes and Additional Investment Right Warrants. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing Additional Notes upon exercise of the Additional Investment Right as required pursuant to the terms hereof.

62. Charges, Taxes and Expenses. Issuance and delivery of certificates for Additional Notes and Additional Investment Right Warrants upon exercise of this Additional Investment Right shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Additional Investment Right or receiving Additional Notes and Additional Investment Right Warrants upon exercise hereof.

63. Replacement of Additional Investment Right. If this Additional Investment Right is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Additional Investment Right, a New Additional Investment Right, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.

64. Reservation of Common Stock. The Company covenants that it will at all times reserve and keep available out of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Common Stock issuable upon conversion of Additional Notes and Additional Investment Right Warrants as therein provided. The Company covenants that all Additional Notes and Additional Investment Right Warrants so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that any shares of Common Stock issuable upon conversion of the Additional Notes and exercise of the Additional Investment Right Warrants may be issued as provided therein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

65. Certain Adjustments. The AIR Conversion Price and other terms of the Additional Notes issuable upon exercise of this Additional Investment Right shall be subject to adjustment from time to time as set forth in the Initial Notes issued by the Company on the date hereof pursuant to the Purchase Agreement. The exercise price and other terms of the Additional Investment Right Warrants issuable upon exercise of this Additional Investment Right shall be subject to adjustment from time to time as set forth in the Warrants issued by the Company on the date hereof pursuant to the Purchase Agreement. At least 30 days prior to any such event (or if not practicable, as soon as possible) or transaction involving a Fundamental Transaction (as defined in the Additional
Note) or otherwise potentially giving rise to an adjustment or modification of the terms and provisions of the Additional Note, the Company will give the Holder notice thereof of the date of the transaction and the effect thereof on the terms of the Additional Notes, provided, that failure to provide such notice shall not invalidate any such corporate action. The Company will use its best efforts to take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Additional Investment Right prior to the time of such event or transaction.

66. Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds to the Company in the manner specified by the Company in the Purchase Agreement.

67. [Reserved.]

68. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or
(iv) upon actual receipt by the party to whom such notice is required to be given. The address and facsimile numbers for such notices or communications shall be as set forth in the Purchase Agreement.

69. Miscellaneous.

(a) Subject to the restrictions on transfer set forth on the first page hereof, this Additional Investment Right may be assigned by the Holder. This Additional Investment Right may not be assigned by the Company except to a successor in the event of a Fundamental Transaction (as defined in the Additional Note). This Additional Investment Right shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Additional Investment Right shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Additional Investment Right. This Additional Investment Right may be amended only in writing signed by the Company and the Holder, their respective successors or permitted assigns.

(b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Additional Investment Right, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

(C) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS ADDITIONAL INVESTMENT RIGHT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY ANY OF THE TRANSACTION DOCUMENTS (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, SHAREHOLDERS, EMPLOYEES OR AGENTS) SHALL BE COMMENCED EXCLUSIVELY IN THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THIS ADDITIONAL INVESTMENT RIGHT), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS ADDITIONAL INVESTMENT RIGHT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS ADDITIONAL INVESTMENT RIGHT OR ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. IF EITHER PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS ADDITIONAL INVESTMENT RIGHT OR ANY TRANSACTION DOCUMENT, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS REASONABLE ATTORNEYS FEES AND OTHER REASONABLE COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.

(d) The headings herein are for convenience only, do not constitute a part of this Additional Investment Right and shall not be deemed to limit or affect any of the provisions hereof.

(e) In case any one or more of the provisions of this Additional Investment Right shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Additional Investment Right shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Additional Investment Right.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Additional Investment Right to be duly executed by its authorized officer as of the date first indicated above.


                                         ENDAVO MEDIA AND COMMUNICATIONS, INC.


                                            By:
                                            Name:
                                            Title:

  5516/75415-001   NYWORD/326797v5


  5516/75415-001   NYWORD/326797v5
                             FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase $______________ principal amount of Additional Notes under the foregoing Additional Investment Right)

To:  Endavo Media and Communications, Inc.

The undersigned is the Holder of Additional Investment Right No. _______ (the "Additional Investment Right") issued by Endavo Media and Communications, Inc., a Delaware corporation (the "Company"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Additional Investment Right.

1. The Additional Investment Right is currently exercisable to purchase a total of $______________ principal amount of Additional Notes.
2. The undersigned Holder hereby exercises its right to purchase _________________ $______________ principal amount of Additional Notes pursuant to the Additional Investment Right.
3. The Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Additional Investment Right. 4. Pursuant to this exercise, the Company shall deliver to the Holder $______________ principal amount of Additional Notes and Additional Investment Right Warrants exercisable for __________ shares of Common Stock in accordance with the terms of the Additional Investment Right.
5. Following this exercise, the Additional Investment Right shall be exercisable to purchase a total of $______________ principal amount of Additional Notes and Additional Investment Right Warrants exercisable for ____________ shares of Common Stock.


Dated:                      ,                                Name of Holder:
       ---------------------  -------

                                                             (Print)

                                                             By:
                                                             Name:
                                                             Title:

                        (Signature must conform in all respects to name of
                         holder as specified on the face of the Additional Investment Right)

                               FORM OF ASSIGNMENT

 [To be completed and signed only upon transfer of Additional Investment Right]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Additional Investment Right to purchase $______________ principal amount of Additional Notes and Additional Investment Right Warrants exercisable for __________ shares of Common Stock of Endavo Media and Communications, Inc. to which the within Additional Investment Right relates and appoints ________________ attorney to transfer said right on the books of Endavo Media and Communications, Inc. with full power of substitution in the premises.



Dated:                      ,
       ---------------------


              (Signature must conform in all respects to name of holder as specified on the face of the Additional Investment Right)


                                                Address of Transferee






In the presence of:




                                  Exhibit 10.4


                           FORM OF SECURITY AGREEMENT


     This SECURITY AGREEMENT, dated as of February 22, 2005 (the "Agreement") is by and among Endavo Media and Communications, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"), the Purchasers identified on the signature pages hereto (each, a "Purchaser" and collectively, the "Purchasers") and Iroquois Capital, L.P., as agent for the Purchasers (in such capacity, together with its successors in such capacity, the "Agent").

     The Company and each of the Purchasers are parties to a Securities Purchase Agreement dated as of February 22, 2005 (as modified and supplemented and in effect from time to time, the "Purchase Agreement"), that provides, subject to the terms and conditions thereof, for the issuance and sale by the Company to each of the Purchasers, severally and not jointly, Notes, Warrants and Additional Investment Rights as more fully described in the Purchase Agreement.

     To induce each of the Purchasers to enter into the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:

Section 1. Definitions. Each capitalized term used herein and not otherwise defined shall have the meaning assigned to such term in the Purchase Agreement. In addition, as used herein:

     "Accounts" shall have the meaning ascribed thereto in Section 3(d) hereof.

     "Business" shall mean the businesses from time to time, now or hereafter, conducted by the Company and its Subsidiaries.

     "Collateral" shall have the meaning ascribed thereto in Section 3 hereof.

     "Copyright Collateral" shall mean all Copyrights, whether now owned or hereafter acquired by the Company, that are associated with the Business.

     "Copyrights" shall mean all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

     "Documents" shall have the meaning ascribed thereto in Section 3(j) hereof.

     "Equipment" shall have the meaning ascribed thereto in Section 3(h) hereof.

     "Event of Default" shall have the meaning ascribed thereto in Section 8 of the Notes.

     "Excluded Collateral" shall mean the assets listed on Annex 2 hereto.

     "Instruments" shall have the meaning ascribed thereto in Section 3(e) hereof.

     "Intellectual Property" shall mean, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets used or useful in the Business; (b) all licenses or user or other agreements granted to the Company with respect to any of the foregoing, in each case whether now or hereafter owned or used including, without limitation, the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral; (c) all customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, manuals, materials standards, processing standards, catalogs, computer and automatic machinery software and programs, and the like pertaining to the operation by the Company of the Business; (d) all sales data and other information relating to sales now or hereafter collected and/or maintained by the Company that pertain to the Business; (e) all accounting information which pertains to the Business and all media in which or on which any of the information or knowledge or data or records which pertain to the Business may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by the Company pertaining to the operation by the Company and its Subsidiaries of the Business; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by the Company in respect of any of the items listed above.

     "Inventory" shall have the meaning ascribed thereto in Section 3(f) hereof.

     "Issuers" shall mean, collectively, the respective entities identified on Annex 1 hereto, and all other entities formed by the Company or entities in which the Company owns or acquires any capital stock or similar interest.

     "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction).

     "Motor Vehicles" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

     "Patent Collateral" shall mean all Patents, whether now owned or hereafter acquired by the Company that are associated with the Business.

     "Patents" shall mean all patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

     "Permitted Indebtedness" shall mean the Company's indebtedness, liabilities and obligations existing on the date hereof and any future capitalized leases, purchase money indebtedness and the Notes.

     "Permitted Liens" shall mean (i) the Company's existing Liens as disclosed in the Current SEC Report or Annex 5 hereto, (ii) the security interests created by this Agreement and the Pledge Agreement, (iii) Liens of local or state authorities for franchise, real estate or other like taxes, (iv) statutory Liens of landlords and liens of carriers, warehousemen, bailees, mechanics, materialmen and other like Liens imposed by law, created in the ordinary course of business and for amounts not yet due, (v) tax Liens not yet due and payable and (vi) existing Liens which do not materially affect the value of the Company's property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries.

     "Pledged Stock" shall have the meaning ascribed thereto in Section 3(a) hereof.

     "Real Estate" shall have the meaning ascribed thereto in Section 3(l) hereof.

     "Secured Obligations" shall mean, collectively, (a) the principal of and interest on the Notes issued or issuable (as applicable) by the Company and held by the applicable Purchaser and all other amounts from time to time owing to such Purchasers by the Company under the Purchase Agreement and the Notes and (b) all obligations of the Company to such Purchasers thereunder.

     "Stock Collateral" shall mean, collectively, the Collateral described in clauses (a) through (c) of Section 3 hereof and the proceeds of and to any such property and, to the extent related to any such property or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

     "Trademark Collateral" shall mean all Trademarks, whether now owned or hereafter acquired by the Company, that are associated with the Business. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark which would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

     "Trademarks" shall mean all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

     "Uniform Commercial Code" or "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time.

Section 2. Representations and Warranties. The Company represents and warrants to each of the Purchasers that:
                  ------------------------------

a. the Company is the sole beneficial owner of the Collateral and no Lien exists or will exist upon any Collateral at any time
                           (and,  with respect to the Stock  Collateral,  no
right or option to acquire the same exists in favor of any
                           other  Person),  except for  Permitted  Liens and
the pledge and  security  interest in favor of each of the
                           Purchasers  created or provided for herein which
pledge and security  interest  constitutes a first priority
                           perfected  pledge and security  interest in and to
 all of the Collateral  (except such  Collateral as may be
                           subject to a Permitted  Lien,  in which case,  a
second  priority  perfected  security  interest),  assuming
                           applicable  financing  statements  are been  duly
and  properly  filed  (other  than  Intellectual  Property
                           registered or otherwise located outside of the
United States of America);

b. the Pledged Stock directly or indirectly owned by the Company in the entities identified in Annex 1 hereto is, and all other Pledged Stock, whether issued now or in the future, will be, duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens other than Permitted Liens and none of such Pledged Stock is or will be subject to any contractual restriction, preemptive and similar rights, or any restriction under the charter or by-laws of the respective Issuers of such Pledged Stock, upon the transfer of such Pledged Stock (except for any such restriction contained herein);

c. the Pledged Stock directly or indirectly owned by the Company in the entities identified in Annex 1 hereto constitutes all of the issued and outstanding shares of capital stock of any class of such Issuers beneficially owned by the Company on the date hereof (whether or not registered in the name of the Company) and said Annex 1 correctly identifies, as at the date hereof, the respective Issuers of such Pledged Stock;

d. the Company owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, all of its Copyrights, Patents and Trademarks, and all registrations of its material Copyrights, Patents and Trademarks are valid and in full force and effect. Except as may be set forth in said Annex 3, the Company owns and possesses the right to use all material Copyrights, Patents and Trademarks, necessary for the operation of the Business;

e. to the Company's knowledge, (i) except as set forth in Annex 3 hereto, there is no violation by others of any right of the Company with respect to any material Copyrights, Patents or Trademarks, respectively, and
                           (ii) the Company is not, in connection with the Business, infringing in any respect upon any Copyrights, Patents or Trademarks of any other Person; and no proceedings have been instituted or are pending against the Company or, to the Company's knowledge, threatened, and no claim against the Company has been received by the Company, alleging any such violation, except as may be set forth in said Annex 3;

f. the Company does not own any material Trademarks registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies; and

Section 3. Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by
                  ----------
                           acceleration  or  otherwise)  of the Secured
Obligations,  the Company  hereby  pledges,  grants,  assigns, hypothecates  and transfers to the Agent on behalf
of the  Purchasers as  hereinafter  provided,  a security
                           interest in and Lien upon all of the  Company's
 right,  title and  interest  in, to and under all  personal property and other assets of the Company,  whether
now owned or hereafter acquired by or arising in favor of
                           the Company,  whether now existing or hereafter
coming into existence,  whether owned or consigned by or to
                           the Company,  or leased from or to the Company and
regardless of wherever  located,  except for the Excluded
                           Collateral, (all being collectively referred to
herein as "Collateral") including:


a. the Company's direct or indirect ownership interest in the respective shares of capital stock of the Issuers and all other shares of capital stock of whatever class of the Issuers, now or hereafter owned by the Company, together with in each case the certificates evidencing the same (collectively, the "Pledged Stock");

b. all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

c. without affecting the obligations of the Company under any provision prohibiting such action hereunder or under the Purchase Agreement or the Notes, in the event of any consolidation or merger in which any Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is the Company itself) formed by or resulting from such consolidation or merger (the Pledged Stock, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to clause (a) or (b) above and this clause (c) being herein collectively called the "Stock Collateral");

d. all accounts and general intangibles (each as defined in the Uniform Commercial Code) of the Company constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to the Company in respect of any loans or advances for the purchase price of Inventory or Equipment or other goods sold or leased or for services rendered, all moneys due and to become due to the Company under any guarantee (including a letter of credit) of the purchase price of Inventory or Equipment sold by the Company and all tax refunds (such accounts, general intangibles and moneys due and to become due being herein called collectively "Accounts");

e. all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of the Company evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances (herein collectively called "Instruments");

f.                         all inventory (as defined in the Uniform Commercial
                           Code) of the Company and all goods obtained by the Company in exchange for such inventory (herein collectively called "Inventory");

g. all Intellectual Property and all other accounts or general intangibles of the Company not constituting Intellectual Property or Accounts;

h.                         all equipment (as defined in the Uniform Commercial
                           Code) of the Company (herein collectively called "Equipment");

i. each contract and other agreement of the Company relating to the sale or other disposition of Inventory or Equipment;

j. all documents of title (as defined in the Uniform Commercial Code) or other receipts of the Company covering, evidencing or representing Inventory or Equipment (herein collectively called "Documents");

k. all rights, claims and benefits of the Company against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by the Company, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

l. all estates in land together with all improvements and other structures now or hereafter situated thereon, together with all rights, privileges, tenements, hereditaments, appurtenances, easements, including, but not limited to, rights and easements for access and egress and utility connections, and other rights now or hereafter appurtenant thereto ("Real Estate");

m. all other tangible or intangible property of the Company, including, without limitation, all proceeds, products and accessions of and to any of the property of the Company described in clauses (a) through (l) above in this Section 3 (including, without limitation, any proceeds of insurance thereon), and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Company or any computer bureau or service company from time to time acting for the Company.

Notwithstanding anything to the contrary set forth above, the types or items of Collateral described above shall not include any rights or interests in any contract, lease, permit, license, charter or license agreement covering real or personal property, as such, if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the valid grant of a security interest or Lien therein to Agent is prohibited and such prohibition has not been or is not waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been or is not otherwise obtained or under applicable law such prohibition cannot be waived, provided that the foregoing exclusion shall in no way be construed (a) to apply if any such prohibition is ineffective or unenforceable under Sections 9-406, 9-407, 9-408 or 9-409 of the UCC or other applicable law or (b) so as to limit, impair or otherwise affect Agent's unconditional continuing security interests in and Liens upon any rights or interests of the Company in or to monies due or to become due under any such contract, lease, permit, license, charter or license agreement (including any Accounts).

Section 4. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, the Company hereby agrees with the Agent and each of the Purchasers as follows:

4.01     Delivery and Other Perfection.  The Company shall:
         -----------------------------

a. if any of the above-described shares, securities, monies or property required to be pledged by the Company under clauses
                           (a), (b) and (c) of Section 3 hereof are received by
 the Company,  forthwith either (x) transfer and deliver
                           to the Agent such shares or securities so received
by the Company  (together with the  certificates  for any
                           such shares and  securities  duly endorsed in blank
or  accompanied by undated stock powers duly executed in
                           blank) all of which thereafter shall be held by the
Agent, pursuant to the terms of this Agreement,  as part
                           of the Collateral or (y) take such other action as
 the Agent shall  reasonably deem necessary or appropriate
                           to duly record the Lien  created  hereunder in such
shares,  securities,  monies or property  referred to in
                           said clauses (a), (b) and (c) of Section 3;

b. deliver and pledge to the Agent, at the Agent's request, any and all Instruments, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Agent may request; provided, that so long as no Event of Default shall have occurred and be continuing, the Company may retain for collection in the ordinary course any Instruments received by it in the ordinary course of business;

c. give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the
reasonable  judgment of the Agent) to create,  preserve,  perfect or validate any security  interest  granted
pursuant  hereto or to enable the Agent to exercise and enforce their rights hereunder with respect to such
 security interest,  including,  without limitation,  causing any or all of the Stock  Collateral to be  transferred
  of record into the name of the Agent or its nominee (and
                           the Agent agrees that if any Stock Collateral is
transferred  into its name or the name of its nominee,  the
                           Agent will thereafter  promptly give to the Company
copies of any notices and communications  received by it
                           with respect to the Stock  Collateral),  provided
 that notices to account debtors in respect of any Accounts
                           or Instruments shall be subject to the provisions
of Section 4.09 below;

d. upon the acquisition after the date hereof by the Company of any Equipment covered by a certificate of title or ownership cause the Agent to be listed as the lienholder on such certificate of title and within 120 days of the acquisition thereof deliver evidence of the same to the Agent;

e. keep accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Agent may reasonably require in order to reflect the security interests granted by this Agreement;

f. furnish to the Agent from time to time (but, unless an Event of Default shall have occurred and be continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral, respectively, and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral, as the Agent may reasonably request, all in reasonable detail;

g. permit representatives of the Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Agent to be present at the Company's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications by the Company with respect to the Collateral, all in such manner as the Agent may reasonably require; and

h. upon the occurrence and during the continuance of any Event of Default, upon request of the Agent, promptly notify each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Agent.

4.02 Other Financing Statements and Liens. Except with respect to Permitted Indebtedness, without the prior written consent of the Agent, the Company shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Agent is not named as the sole secured party for the benefit of each of the Purchasers.

4.03 Preservation of Rights. The Agent shall not be required to take steps necessary to preserve any rights against prior
         -----------------------
              parties to any of the Collateral.

4.04     Special Provisions Relating to Certain Collateral.

a.                                  Stock Collateral.

(1) The Company will cause the Stock Collateral to constitute at all times 100% of the total number of shares of each class of capital stock of each Issuer then outstanding that is owned directly or indirectly by the Company.
(2) So long as no Event of Default shall have occurred and be continuing, the Company shall have the right to exercise all voting,  consensual  and other  powers of
 ownership  pertaining  to the Stock  Collateral  for all
                                    purposes not inconsistent with the terms
of this Agreement,  the Purchase  Agreement,  the Notes or
                                    any other instrument or agreement
referred to herein or therein,  provided that the Company agrees that it will not vote the Stock  Collateral
  in any manner that is  inconsistent  with the terms of
                                    this Agreement,  the Purchase Agreement,
the Notes or any such other instrument or agreement;  and
                                    the Agent shall  execute and deliver to
the Company or cause to be executed  and  delivered  to the
                                    Company all such proxies, powers of
 attorney,  dividend and other orders, and all such instruments, without recourse,  as the Company may
reasonably request for the purpose of enabling the Company to exercise  the  rights  and  powers
which it is  entitled  to  exercise  pursuant  to this  Section
                                    4.04(a)(2).
(3) Unless and until an Event of Default has occurred and is continuing, the Company shall be entitled to receive and retain any dividends on the Stock Collateral paid in cash out of earned surplus.
(4) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the
                                    Agent exercises any available right to
declare any Secured  Obligations due and payable or seeks or pursues any other relief or remedy
available to it under  applicable law or under this  Agreement, the Purchase Agreement, the Notes or any
other agreement relating to such Secured Obligations,  all
                                    dividends and other  distributions  on
 the Stock Collateral shall be paid directly to the Agent and retained by it as part of the Stock
 Collateral,  subject to the terms of this  Agreement,  and, if the Agent  shall so request in  writing,
 the  Company  agrees to execute  and deliver to the Agent
                                    appropriate additional dividend,
 distribution and other orders and documents to that end, provided that if such Event of Default is cured,
 any such dividend or distribution  theretofore paid to the
                                    Agent shall, upon request of the Company
 (except to the extent  theretofore  applied to the Secured
                                    Obligations) be returned by the Agent to
 the Company.
b.                                  Intellectual Property.

(1) For the purpose of enabling the Agent to exercise rights and remedies under Section 4.05 hereof at such time as the Agent shall be lawfully  entitled to exercise
such rights and  remedies,  and for no other  purpose,  the
                                    Company  hereby  grants to the  Agent,
 to the extent  assignable,  an  irrevocable,  non-exclusive license  (exercisable  without  payment
of royalty or other  compensation  to the  Company) to use,
                                    assign,  license  or  sublicense  any
 of the  Intellectual  Property  (other  than  the  Trademark
                                    Collateral  or goodwill  associated
 therewith)  now owned or  hereafter  acquired by the  Company, wherever  the same may be located,
  including  in such  license  reasonable  access to all media in which any of the  licensed  items may be
 recorded or stored and to all computer  programs  used for
                                    the compilation or printout thereof.
(2) Notwithstanding anything contained herein to the contrary, so long as no Event of Default shall have occurred and be continuing,  the Company will be
permitted to exploit,  use, enjoy, protect,  license,  sublicense, assign,  sell,  dispose of or take other
actions with respect to the  Intellectual  Property in the
                                    ordinary  course of the business of the
 Company.  In furtherance of the foregoing,  unless an Event of Default  shall have  occurred  and is
 continuing,  the Agent shall from time to time,  upon the
                                    request of the Company,  execute and
deliver any instruments,  certificates or other documents,  in the form so requested,  which the Company
shall have certified are appropriate (in its judgment) to
                                    allow it to take any action  permitted
 above  (including  relinquishment  of the license  provided pursuant to clause (1) immediately above
as to any specific Intellectual  Property).  Further, upon
                                    the payment in full of all of the Secured
  Obligations  or earlier  expiration of this Agreement or
                                    release of the Collateral,  the Agent shall
 grant back to the Company the license granted  pursuant
                                    to clause (1) immediately  above.  The
exercise of rights and remedies under Section 4.05 hereof by the Agent shall not terminate the rights of
the holders of any licenses or sublicenses  theretofore
                                    granted by the Company in accordance with
 the first sentence of this clause (2).
4.05 Events of Default, etc. During the period during which an Event of Default shall have occurred and be continuing:
         -----------------------

a. the Company shall, at the request of the Agent, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Agent and the Company, designated in its request;

b. the Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

c. the Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Agent were the sole and absolute owner thereof (and the Company agrees to take all such action as may be appropriate to give effect to such right);

d. the Agent in its discretion may, in its name or in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

e. the Agent may, upon 10 Business Days, prior written notice to the Company of the time and place, with respect to the
                           Collateral or any part thereof which shall then be
or shall thereafter come into the possession,  custody or
                           control of the Agent, or any of its respective
agents,  sell, lease,  assign or otherwise dispose of all or any of such  Collateral,  at such place or places
 as the Agent deems best,  and for cash or on credit or for
                           future delivery  (without  thereby  assuming any
credit risk), at public or private sale,  without demand of
                           performance or notice of intention to effect any
such  disposition or of time or place thereof  (except such
                           notice as is required above or by applicable
statute and cannot be waived) and the Agent or anyone else may be the  purchaser,  lessee,  assignee or  recipient
  of any or all of the  Collateral  so disposed of at any
                           public  sale (or,  to the extent  permitted  by
law,  at any private  sale),  and  thereafter  hold the same absolutely,  free from any claim or right of
 whatsoever  kind,  including any right or equity of redemption
                           (statutory  or  otherwise),  of the  Company,  any
 such  demand,  notice or right and  equity  being  hereby
                           expressly  waived and released.  In the event of
any sale,  assignment,  or other  disposition of any of the
                           Trademark  Collateral,  the  goodwill  of the
 Business  connected  with  and  symbolized  by the  Trademark
                           Collateral  subject to such disposition shall be
 included,  and the Company shall supply to the Agent or its designee,  for inclusion in such sale,  assignment
or other disposition,  all Intellectual Property relating
                           to such Trademark  Collateral.  The Agent may,
without notice or publication,  adjourn any public or private sale or cause the same to be  adjourned  from time
to time by  announcement  at the time and place fixed for
                           the sale, and such sale may be made at any time or
 place to which the same may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 4.05, including by virtue of the exercise of the license granted to the Agent in
Section 4.04(b)(1) hereof, shall be applied in accordance with Section 4.09 hereof.

     The Company recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Company acknowledges that any such private sales to an unrelated third party in an arm's length transaction may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer thereof to register it for public sale.

4.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Company shall remain liable for any deficiency.

4.07 Removals, etc. Without at least 30 days' prior written notice to the Agent, the Company shall not (i) maintain any of its books or records with respect to the Collateral at any office or maintain its chief executive office or its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere other than at the address indicated for the Company in
              Section 7.4 of the Purchase Agreement or at one of the locations identified in Annex 4 hereto or in transit from one of such locations to another or (ii) change its corporate name, or the name under which it does business, from the name shown on the signature page hereto.

4.08 Private Sale. The Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale to an unrelated third party in an arm's length transaction pursuant to Section 4.05 hereof conducted in a commercially reasonable manner. The Company hereby waives any claims against the Agent arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

4.09 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Agent under this
              Section 4, shall be applied by the Agent:

     First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Agent and the fees and expenses of its agents and counsel, and all expenses, and advances made or incurred by the Agent in connection therewith;

     Next, to the payment in full of the Secured Obligations in each case equally and ratably in accordance with the respective amounts thereof then due and owing to each of the Purchasers; and

     Finally, to the payment to the Company, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this Section 4, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Company or any issuer of or obligor on any of the Collateral.

4.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default, the Agent is hereby appointed the attorney-in-fact of the Company for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Purchasers shall be entitled under this Section 4 to make collections in respect of the Collateral, the Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Company representing any dividend, payment, or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

4.11 Perfection. (i) Prior to or concurrently with the execution and delivery of this Agreement, the Company shall file or deliver to Agent for filing such financing statements and other documents in such offices as the Agent may request to perfect the security interests granted by Section 3 of this Agreement, and (ii) at any time requested by the Agent, the Company shall deliver to the Agent all share certificates of capital stock directly or indirectly owned by the Company in the entities identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank.

4.12 Termination. When all Secured Obligations shall have been paid in full under the Purchase Agreement, this Agreement shall terminate, and the Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Company and to be released and cancelled all licenses and rights referred to in Section 4.04(b)(1) hereof. The Agent shall also execute and deliver to the Company upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by the Company to effect the termination and release of the Liens on the Collateral.

4.13 Expenses. The Company agrees to pay to the Agent all out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Section 4, or performance by the Agent of any obligations of the Company in respect of the Collateral which the Company has failed or refused to perform upon reasonable notice, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Agent in respect thereof, by litigation or otherwise, including expenses of insurance, and all such expenses shall be Secured Obligations to the Agent secured under Section 3 hereof.

4.14 Further Assurances. The Company agrees that, from time to time upon the written request of the Agent, the Company will execute and deliver such further documents and do such other acts and things as the Agent may reasonably request in order fully to effect the purposes of this Agreement.

4.15 Indemnity. Each of the Purchasers hereby jointly and severally covenants and agrees to reimburse, indemnify and hold the Agent harmless from and against any and all claims, actions, judgments, damages, losses, liabilities, costs, transfer or other taxes, and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred or suffered without any bad faith or willful misconduct by the Agent, arising out of or incident to this Agreement or the administration of the Agent's duties hereunder, or resulting from its actions or inactions as Agent.

Section 5.        Miscellaneous.

5.01 No Waiver. No failure on the part of the Agent or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

5.02 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.
         -------------

5.03 Notices. All notices, requests, consents and demands hereunder shall be in writing and facsimile (facsimile confirmation required) or delivered to the intended recipient at its address or telex number specified pursuant to Section 7.4 of the Purchase Agreement and shall be deemed to have been given at the times specified in said Section 7.4.

5.04 Waivers, etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Company and the Agent. Any such amendment or waiver shall be binding upon each of the Purchasers and the Company.

5.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company and each of the Purchasers (provided, however, that the Company shall not assign or transfer its rights hereunder without the prior written consent of the Agent).

5.06 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

5.07 Agent. Each Purchaser agrees to appoint Iroquois Capital, L.P. as its Agent for purposes of this Agreement. The Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

5.08 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
              (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Purchasers in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

  5516/75415-001   NYWORD/326797v5          Signature Page to Security Agreement


  5516/75415-001   NYWORD/326797v5          Signature Page to Pledge Agreement


     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed as of the day and year first above written.



COMPANY:                                             ENDAVO MEDIA AND
                                                     COMMUNICATIONS, INC.


                       By: ______________________________
                                                          Name:
                                                          Title:



AGENT:                                               IROQUOIS CAPITAL, L.P.


                       By: ______________________________
                                                          Name:
                                                          Title:

PURCHASERS:                                          IROQUOIS CAPITAL, L.P.


                       By: ______________________________
                                                          Name:
                                                          Title:

PURCHASERS:                    __________________________________________


                       By: ______________________________
                                                          Name:
                                                          Title:

         1
  5516/75415-001   NYWORD/326797v5

  5516/75415-001   NYWORD/326797v5
ANNEX 1


ENTITIES IN WHICH THE COMPANY IS PLEDGING ITS CAPITAL STOCK

                                                             Approximate
                  Entity                                  Percentage Interest

                  None.

         1
  5516/75415-001   NYWORD/326797v5

  5516/75415-001   NYWORD/326797v5
ANNEX 2

EXCLUDED COLLATERAL

  5516/75415-001   NYWORD/326797v5

  5516/75415-001   NYWORD/326797v5
ANNEX 3

EXCEPTIONS FOR COPYRIGHTS, PATENTS AND TRADEMARKS



None.

ANNEX 4

LIST OF LOCATIONS



50 West Broadway
Suite 1100
Salt Lake City, Utah 84101

ANNEX 5


EXISTING LIENS

See Attached. List.









































                                  Exhibit 99.1

  Press Release dated February 23, 2005, regarding private placement financing

Endavo Announces Completion of Convertible Debt Financing Package

$3.825 Million Facility Provides Capital for EcoSystem Launch and Expansion
Plans

Salt Lake City, UT --(BUSINESS WIRE) -- Feb. 23, 2005-- Endavo Media and Communications, Inc. (OTC BB: EDVO NEWS) announced today that the company has received definitive agreements to complete a $3.825 million financing package, beginning with the initial sale of $1.275 million of secured convertible debt. The offering was led by H.C. Wainwright & Co., Inc. of New York and funded by a group of institutional and accredited investors.

Endavo will utilize the new convertible debt facility for general working capital purposes, to retire certain debts and for capital expenditures, as the company accelerates its planned launch of the first national IP Multicast network that will support the Endavo EcoSystem, an open-standard distribution and transaction management engine that enables IP delivery of digital entertainment, data and voice products to existing network service providers and broadband communities across the country.

Under the terms of the private offering and definitive agreements, the company will issue $1.275 million principal amount of secured convertible notes and two series of additional investment rights entitling the holders to purchase up to an additional $2.55 million principal amount of secured convertible notes. The convertible notes accrue interest at the rate of 8% per annum, are payable semi-annually at the option of the company in cash or shares of the company's common stock, and are convertible into shares of common stock at a fixed price of $.892 per share. In addition, the company will issue five-year warrants to purchase shares of common stock at a price of $1.27. The company has also agreed to issue additional warrants upon the completion of the additional investment rights. The company is required to file a registration statement providing for the resale of the shares issuable upon the conversion of the notes.



"This financing package will allow us to execute on near-term content expansion opportunities and distribution opportunities that we are aggressively pursuing in Utah and the surrounding region," stated Paul D. Hamm, Endavo CEO. "And, we are very excited to simultaneously accelerate our plans to launch the Endavo Ecosystem over the national MPLS network, a digital marketplace that will serve our distribution partners in the Western Region and allow us to rapidly expand our marketing and distribution into other areas of the country."

The securities sold in this private placement were sold pursuant to Regulation D under the Securities Act. Neither the underlying common stock nor the warrants have been registered and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This press release does not constitute an offer to sell or a solicitation of an offer to buy shares or warrants of the company and is being issued under Rule 135c of the Securities Act.

About Endavo Media and Communications, Inc.

Endavo Media and Communications, Inc. provides managed IP delivery solutions for digital entertainment, data and voice products over a national IP Multicast fiber network and over any last-mile broadband medium (fiber, copper, wireless). Using a open-standard distribution and systems support engine to track and manage transactions individually from start to finish, Endavo allows existing Service Providers and broadband communities to access a digital marketplace of IP-based content and services from multiple suppliers, facilitating immediate product expansion and a migration path to next-generation IP networks and content. For more information, visit http://www.endavo.com.


Forward-looking statements in this release regarding Endavo Media and Communications, Inc. are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including, without limitation, continued acceptance of the company's products, increased levels of competition, new products and technological changes, the company's dependence upon third-party suppliers, intellectual property rights, and other risks detailed from time to time in the company's periodic reports filed with the Securities and Exchange Commission.